Putnam
High Yield
Advantage
Fund

ANNUAL REPORT ON PERFORMANCE AND OUTLOOK

11-30-99


[LOGO: BOSTON * LONDON * TOKYO]


From the Chairman

[GRAPHIC OMITTED: PHOTO OF GEORGE PUTNAM]

[copyright] Karsh, Ottawa

Dear Shareholder:

The markets continued to provide their share of challenges and opportunities as your fund closed its books on fiscal 1999. In the following report, the fund's managers discuss performance for the period and prospects for the months ahead.

This is the last letter to you and the other shareholders of Putnam High Yield Advantage Fund that I will be signing. After more than 30 years as Chairman of the Trustees and President of the Putnam Funds, the time has come for me to step aside.

In June, John Hill will become Chairman. John is currently an independent Trustee and has served on the board for the past 14 years. In addition, my son, George Putnam, III, will take on the role of President. I am confident that the leadership of the funds will be in exceptionally strong hands.

I will become Chairman Emeritus, remain a shareholder, and stay in close touch with the funds. It has been my privilege to serve you.

Respectfully yours,

/S/GEORGE PUTNAM
George Putnam
Chairman of the Trustees
January 19, 2000


Report from the Fund Managers

Robert M. Paine
Jeffrey Kaufman

During Putnam High Yield Advantage Fund's 1999 fiscal year, the high-yield market bounced up, down, and then up again, buffeted by rising interest rates and changing investor sentiment. When judging the performance of your fund and high-yield bonds, it is important to consider two separate issues: the effects of rising interest rates on all segments of the bond market, and the performance of the high-yield market relative to other fixed-income sectors. All in all, your fund performed admirably within a very challenging environment.

Total return for 12 months ended 11/30/99

      Class A           Class B         Class M
     NAV   POP        NAV   CDSC       NAV   POP
----------------------------------------------------
   2.89%   -2.04%   1.98%   -2.64%   2.66%   -0.68%
----------------------------------------------------

Past performance is no indication of future results. Performance information for longer periods and explanation of performance calculation methods begin on page 5.

* INTEREST RATES EAT INTO RETURNS

High-yield bonds hit their stride in the first half of your fund's fiscal year, recovering well from the pummeling they took during 1998's flight to quality. But the market was knocked off pace in May, when the Federal Reserve made clear its intention of raising short-term rates. The Fed's goal was to head off inflation caused by continued robust economic growth in the U.S. From that point through the end of the period, the interest-rate backdrop turned generally sour for all segments of the fixed-income market. A steady drumbeat of rising interest rates -- and the corresponding counterpoint of falling bond prices -- echoed through the markets, as investors anticipated, then digested, three short-term rate hikes implemented by the Fed.

In the summer months, high-yield bonds were also hit hard by anticipatory fears of reduced liquidity at the turn of the year 2000. Demand for high-yield securities fell as dealers and investors sought to reduce their high-yield positions. We believed these fears to be unfounded, especially since our analysis of the high-yield market indicated nothing fundamentally wrong with high-yield companies as a whole. Nevertheless, it was necessary for us to bide our time until the fourth quarter, when investors started to realize that their fears of impending doom within the credit markets were essentially unfounded. When all was said and done, total returns for high-yield bonds during your fund's fiscal year were dampened by higher rates, but were better than Treasuries with comparable maturities.


[GRAPHIC OMITTED: horizontal bar chart TOP INDUSTRY SECTORS]

TOP INDUSTRY SECTORS*

Telecommunications          14.8%

Broadcasting                 6.8%

Cellular
communications               4.9%

Cable television             4.6%

Gaming                       3.9%

Footnote reads:
*Based on net assets as of 11/30/99. Holdings will vary over time.

* TELECOMMUNICATIONS BONDS CONTINUE TO SHINE

Bonds of telecommunications companies proved to be the driving force behind your fund's performance during its fiscal year. This is an industry that represents a significant proportion of the high-yield market. It's a growing sector, with deregulation spurring competition among new players and new bond issues coming to market to fund growing businesses that appear to be immune to the vicissitudes of the economy. The sector offers many opportunities among companies that are trying to service the pipeline of information, entertainment, the Internet, communications, and other products to both individuals and businesses.

Two banner investments were Rhythms NetConnections and Covad Communications, companies that we mentioned six months ago in your fund's semiannual report dated May 31, 1999. While these holdings and others discussed in this report were viewed favorably at the end of the period, all holdings are subject to review and adjustment in accordance with the fund's investment strategy and may well vary in the future.

Digital subscriber line technology (DSL) plays a key role in the business of both these companies. Simply put, DSL enables the exchange of different types of data or communications over the same line, in larger amounts. For example, DSL might allow household users to transmit or receive data via the Internet at the same time they hold a conversation over the same line. Through this technology, productivity increases, networks can be expanded, and users can realize significant savings in their service and networking costs. Looking more specifically at the companies, Rhythms NetConnections provides high-speed data communications to both businesses and individuals, and expanded its nationwide network during the period. So did Covad Communications, a competitive local exchange carrier (CLEC) that offers DSL communications services to smaller businesses and individual customers.


[GRAPHIC OMITTED: TOP 10 HOLDINGS]

TOP 10 HOLDINGS

Midland Funding II Corp.
deb. 11 3/4 s, 2005
Electric utilities

NEXTEL Communications, Inc. 144A
9 3/8 s, 2009
Cellular communications

California Federal Bancorp, Inc.
Ser. A, $2.281 preferred
Banks

Lyondell Petrochemical Co.
sec. notes Ser. B, 9 7/8 s, 2007
Chemicals

Trump Castle Funding 144A
10 1/4 s, 2003
Gaming

BTI Telecom Corp.
sr. notes 10 1/2 s, 2007
Telephone services

Celcaribe S.A.
stepped-coupon 2004
Telephone services

Dobson Communications Corp. 144A
12.25% preferred
Cellular communications

International Cabletel, Inc.
stepped-coupon 2006
Telecommunications

Viatel, Inc.
stepped-coupon 2008
Telephone services

Footnote reads:
These holdings represent 8.0% of the fund's net assets as of 11/30/99. Portfolio holdings will vary over time.

Media and broadcasting also proved to be fertile ground, helped by increasing advertising revenues. Internet service providers purchased a significant amount of advertising time in order to build name recognition and market share. Two investments we'd highlight would be Spanish Broadcasting, which benefited from the demographics of the country's Latin population; and Chancellor Media, which was acquired by Clear Channel.

 "Issues related to liquidity fears going into the Year 2000 restrained the high-yield market in 1999. We believe these were problems of perception rather than a reflection of fundamental difficulties in the market. Once January 1 is behind us, we believe the backdrop for all markets, especially high-yield, will improve."

-- Robert Paine, manager,
Putnam High Yield Advantage Fund

With every period comes some disappointments, and this year was no exception. Defaults were slightly on the upswing this year, after several years of very exemplary performance in the high-yield market. Health care and energy were two particular areas of difficulty, the former because of cutbacks in Medicare funding and the latter because of low oil prices earlier in the fiscal year. Fortunately, your fund had no exposure to one of the year's higher-profile defaults, the failure of Iridium, a satellite start-up funded by Motorola. Despite the increase in defaults, we do not believe the high-yield market is one that is rife with a significant amount of credit landmines. Although access to capital in the market has declined and the perception may be that credit health is not as good as it was a year ago, we believe that credit in the market as a whole remains sound.

* MORE FAVORABLE CONDITIONS ANTICIPATED FOR 2000

Issues related to liquidity fears going into the Year 2000 restrained the high-yield market in 1999. We believe these were problems of perception rather than a reflection of fundamental difficulties in the market. Once January 1 is behind us, we believe the backdrop for all markets, especially high-yield, will improve. In addition, we believe the high-yield market suffered from diminished access to capital because of the credit crunch of 1998. It appears that situation has improved. Further, we feel a more stable interest-rate environment and continued modest economic growth should bode well for the high-yield marketplace. Looking more closely at your fund, we intend to continue our emphasis on finding attractive niches within the telecommunications market, because we currently expect this sector to be less susceptible to market volatility.

The views expressed here are exclusively those of Putnam Management. They are not meant as investment advice. Although the described holdings were viewed favorably as of 11/30/99, there is no guarantee the fund will continue to hold these securities in the future. The lower credit ratings of high-yield bonds reflect a greater possibility that adverse changes in the economy or poor performance by the issuers of these bonds may affect an issuer's ability to pay principal and interest.


Performance summary

This section provides information about your fund's performance, which should always be considered in light of its investment strategy. Putnam High Yield Advantage Fund is designed for investors seeking high current income, with capital growth as a secondary objective.




TOTAL RETURN FOR PERIODS ENDED 11/30/99

                                Class A           Class B           Class M
(inception dates)              (3/25/86)         (5/16/94)         (12/1/94)
                              NAV      POP      NAV     CDSC      NAV      POP
--------------------------------------------------------------------------------------
1 year                        2.89%   -2.04%    1.98%   -2.64%    2.66%   -0.68%
--------------------------------------------------------------------------------------
5 years                      40.47    33.84    35.29    33.59    38.77    34.32
Annual average                7.03     6.00     6.23     5.96     6.77     6.08
--------------------------------------------------------------------------------------
10 years                    151.39   139.53   130.98   130.98   145.00   137.03
Annual average                9.66     9.13     8.73     8.73     9.37     9.01
--------------------------------------------------------------------------------------
Life of fund                211.58   196.74   175.68   175.68   198.10   188.33
Annual average                8.66     8.28     7.69     7.69     8.31     8.05
--------------------------------------------------------------------------------------





COMPARATIVE INDEX RETURNS FOR PERIODS ENDED 11/30/99

                          Lehman Bros.         First Boston
                         Corporate Bond         High Yield           Consumer
                             Index                Index             price index
--------------------------------------------------------------------------------------
1 year                       -1.13%                1.81%                2.68%
--------------------------------------------------------------------------------------
5 years                      50.24                54.17                12.49
Annual average                8.48                 9.04                 2.38
--------------------------------------------------------------------------------------
10 years                    121.66               180.75                33.76
Annual average                8.29                10.88                 2.95
--------------------------------------------------------------------------------------
Life of fund                204.88               264.24                54.78
Annual average                8.50                 9.92                 3.25
--------------------------------------------------------------------------------------

Past performance is no assurance of future results. More recent returns may be more or less than those shown. Returns for class A and class M shares reflect the current maximum initial sales charges of 4.75% and 3.25% respectively. Class B share returns for the 1-, 5-, and 10-year
(where available) and life-of-fund periods reflect the applicable contingent deferred sales charge (CDSC), which is 5% in the first year, declines to 1% in the sixth year, and is eliminated thereafter. Returns shown for class B and class M shares for periods prior to their inception are derived from the historical performance of class A shares, adjusted to reflect both the initial sales charge or CDSC, if any, currently applicable to each class and in the case of class B and class M shares, the higher operating expenses applicable to such shares. All returns assume reinvestment of distributions at NAV. Investment return and principal value will fluctuate so that an investor's shares when redeemed may be worth more or less than their original cost.



[GRAPHIC OMITTED: worm chart GROWTH OF A $10,000 INVESTMENT]

GROWTH OF A $10,000 INVESTMENT

Cumulative total return of a $10,000 investment since 11/30/90

               Fund's class A     Lehman Bros. Corp.     First Boston
Date            shares at POP        Bond Index        High Yield index

11/30/89             9,525            10,000               10,000
11/30/90             8,551            10,568                9,275
11/30/91            12,437            12,299               13,301
11/30/92            14,730            13,558               15,455
11/30/93            17,659            15,393               18,354
11/30/94            17,052            14,754               18,211
11/30/95            19,918            17,891               21,332
11/30/96            22,185            19,047               23,822
11/30/97            25,135            20,489               27,106
11/30/98            23,279            22,420               27,575
11/30/99           $23,953           $22,166              $28,075

Footnote reads:
Past performance is no assurance of future results. At the end of the same time period, a $10,000 investment in the fund's class B shares would have been valued at $23,098, and no contingent deferred sales charges would apply; a $10,000 investment in the fund's class M shares would have been valued at $24,500 ($23,703 at public offering price).




PRICE AND DISTRIBUTION INFORMATION 12 MONTHS ENDED 11/30/99

                                    Class A            Class B           Class M
--------------------------------------------------------------------------------------
Distributions (number)                12                 12                12
--------------------------------------------------------------------------------------
Income                             $0.8353            $0.7744           $0.8170
--------------------------------------------------------------------------------------
Capital gains                           --                 --                --
--------------------------------------------------------------------------------------
Return of capital                   0.0287             0.0266            0.0280
--------------------------------------------------------------------------------------
  Total                            $0.8640            $0.8010           $0.8450
--------------------------------------------------------------------------------------
Share value:                     NAV      POP           NAV           NAV      POP
--------------------------------------------------------------------------------------
11/30/98                       $8.35    $8.77         $8.32         $8.34    $8.62
--------------------------------------------------------------------------------------
11/30/99                        7.72     8.10          7.68          7.71     7.97
--------------------------------------------------------------------------------------
Current return
(end of period)
--------------------------------------------------------------------------------------
Current dividend rate1         10.65%   10.14%        10.00%        10.43%   10.09%
--------------------------------------------------------------------------------------
Current 30-day SEC yield2      11.36    10.82         10.55         11.08    10.71
--------------------------------------------------------------------------------------

1 Income portion of most recent distribution, annualized and divided by NAV or POP at end of period.

2 Based on investment income, calculated using SEC guidelines.






TOTAL RETURN FOR PERIODS ENDED 12/31/99 (most recent calendar quarter)


                                Class A           Class B           Class M
(inception dates)              (3/25/86)         (5/16/94)         (12/1/94)
                              NAV      POP      NAV     CDSC      NAV      POP
--------------------------------------------------------------------------------------
1 year                       5.92%    0.86%    5.14%    0.37%    5.69%    2.31%
--------------------------------------------------------------------------------------
5 years                     42.74    35.94    37.33    35.61    41.01    36.47
Annual average               7.38     6.33     6.55     6.28     7.12     6.42
--------------------------------------------------------------------------------------
10 years                   160.32   148.01   139.16   139.16   153.78   145.42
Annual average              10.04     9.51     9.11     9.11     9.76     9.39
--------------------------------------------------------------------------------------
Life of fund               217.18   202.07   180.49   180.49   203.40   193.46
Annual average               8.74     8.36     7.78     7.78     8.39     8.13
--------------------------------------------------------------------------------------

Past performance is no assurance of future results. More recent returns may be more or less than those shown. They do not take into account any adjustment for taxes payable on reinvested distributions. Investment returns and principal value will fluctuate so that an investor's shares when sold may be worth more or less than their original cost. See first page of performance section for performance calculation method.



Terms and definitions

Total return shows how the value of the fund's shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

Class A shares are generally subject to an initial sales charge.

Class B shares may be subject to a sales charge upon redemption.

Class M shares have a lower initial sales charge and a higher 12b-1 fee than class A shares and no sales charge on redemption.

Net asset value (NAV) is the value of all your fund's assets, minus any liabilities, divided by the number of outstanding shares, not including any initial or contingent deferred sales charge.

Public offering price (POP) is the price of a mutual fund share plus the maximum sales charge levied at the time of purchase. POP performance figures shown here assume the 4.75% maximum sales charge for class A shares and 3.25% for class M shares.

Contingent deferred sales charge (CDSC) is a charge applied at the time of the redemption of class B shares and assumes redemption at the end of the period. Your fund's class B CDSC declines from a 5% maximum during the first year to 1% during the sixth year. After the sixth year, the CDSC no longer applies.


Comparative benchmarks

The Lehman Brothers Corporate Bond Index* is an index of publicly issued, fixed-rate, non-convertible investment-grade domestic corporate debt securities frequently used as a general measure of the performance of fixed-income securities.

The First Boston High Yield Index* is a market-weighted index including publicly traded bonds having a rating below BBB by Standard & Poor's and Baa by Moody's.

Consumer price index (CPI) is a commonly used measure of inflation; it does not represent an investment return.

*Securities indexes assume reinvestment of all distributions and interest payments and do not take in account brokerage fees or taxes. Securities in the fund do not match those in the indexes and performance of the fund will differ. It is not possible to invest directly in an index.


A guide to the financial statements

These sections of the report, preceded by the Report of independent accountants, constitute the fund's financial statements.

The fund's portfolio lists all the fund's investments and their values as of the last day of the reporting period. Holdings are organized by asset type and industry sector, country, or state to show areas of concentration and diversification.

Statement of assets and liabilities shows how the fund's net assets and share price are determined. All investment and noninvestment assets are added together. Any unpaid expenses and other liabilities are subtracted from this total. The result is divided by the number of shares to determine the net asset value per share, which is calculated separately for each class of shares. (For funds with preferred shares, the amount subtracted from total assets includes the net assets allocated to remarketed preferred shares.)

Statement of operations shows the fund's net investment gain or loss for the reporting period. This is determined by adding up all the fund's earnings -- from dividends and interest income -- and subtracting its operating expenses. This statement also lists any net gain or loss the fund realized on the sales of its holdings and -- for holdings that remain in the portfolio -- any change in unrealized gains or losses over the period.

Statement of changes in net assets shows how the fund's net assets were affected by distributions to shareholders and by changes in the number of the fund's shares. It lists distributions and their sources (net investment income or realized capital gains) over the current reporting period and the most recent fiscal year-end. The distributions listed here may not match the sources listed in the Statement of operations because the distributions are determined on a tax basis and may be paid in a different period from the one in which they were earned.

Financial highlights provide an overview of the fund's investment results, per-share distributions, expense ratios, net investment income ratios and portfolio turnover in one summary table, reflecting the five most recent reporting periods. In a semiannual report, the highlight table also includes the current reporting period. For open-end funds, a separate table is provided for each share class.


Report of independent accountants

The Board of Trustees and Shareholders
Putnam High Yield Advantage Fund

We have audited the accompanying statement of assets and liabilities of Putnam High Yield Advantage Fund, including the fund's portfolio, as of November 30, 1999, and the related statement of operations, statement of changes in net assets and financial highlights for the year or period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit. The statement of changes in net assets for the year ended November 30, 1998 and the financial highlights for each of the years or periods in the four-year period ended November 30, 1998 were audited by other auditors whose report dated January 14, 1999 expressed an unqualified opinion on that financial statement and those financial highlights.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform our audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of November 30, 1999 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.


In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Putnam High Yield Advantage Fund as of November 30, 1999, the results of its operations, changes in its net assets and financial highlights for the year or period then ended, in conformity with generally accepted accounting principles.


                                                               KPMG LLP

Boston, Massachusetts
January 6, 2000




The fund's portfolio
November 30, 1999

CORPORATE BONDS AND NOTES (82.7%) (a)
PRINCIPAL AMOUNT                                                                                                     VALUE
Advertising (0.4%)
--------------------------------------------------------------------------------------------------------------------------
        $ 9,560,000  Aoa Holdings Llc 144A sr. notes 10 3/8s, 2006                                          $    9,464,400

Aerospace and Defense (0.5%)
--------------------------------------------------------------------------------------------------------------------------
          5,030,000  Argo-Tech Corp. company guaranty 8 5/8s, 2007                                               4,275,500
          3,800,000  Argo-Tech Corp. company guaranty Ser. D,
                       8 5/8s, 2007                                                                              3,230,000
          2,640,000  BE Aerospace, Inc. 144A sr. sub. notes 9 1/2s, 2008                                         2,362,800
          4,470,000  BE Aerospace, Inc. sr. sub. notes Ser. B, 8s, 2008                                          3,687,750
                                                                                                            --------------
                                                                                                                13,556,050

Agriculture (0.5%)
--------------------------------------------------------------------------------------------------------------------------
         13,591,395  Premium Standard Farms, Inc. sr. sec. notes
                       11s, 2003 (PIK)                                                                          12,504,083

Airlines (1.7%)
--------------------------------------------------------------------------------------------------------------------------
          3,225,000  Airbus Industries 144A notes 12.266s, 2020                                                  3,285,598
          7,340,000  Calair LLC company guaranty 8 1/8s, 2008                                                    6,780,325
          2,750,000  Canadian Airlines Corp. sr. notes
                       12 1/4s, 2006 (Canada)                                                                    1,210,000
         13,870,000  Canadian Airlines Corp. secd. notes
                       10s, 2005 (Canada)                                                                       10,125,100
         15,470,000  Cathay International Ltd. 144A sr. notes
                       13s, 2008 (China)                                                                         7,735,000
          4,100,000  Continental Airlines, Inc. sr. notes 9 1/2s, 2001                                           4,141,000
         12,500,000  Trans World Airlines, Inc. sr. notes 11 1/2s, 2004                                          8,250,000
          8,120,000  Trans World Airlines, Inc. sr. notes 11 3/8s, 2006                                          3,410,400
                                                                                                            --------------
                                                                                                                44,937,423

Apparel (0.7%)
--------------------------------------------------------------------------------------------------------------------------
          6,360,000  Fruit of the Loom company guaranty 8 7/8s, 2006                                               763,200
          2,825,000  GFSI, Inc. sr. disc. notes Ser. B, stepped-coupon zero %
                       (11 3/8s, 9/15/04), 2009 (STP)                                                            1,130,000
         12,490,000  Guess Jeans, Inc. sr. sub. notes 9 1/2s, 2003                                              12,646,125
          3,645,000  William Carter Holdings Co. sr. sub. notes
                       Ser. A, 12s, 2008                                                                         3,572,100
                                                                                                            --------------
                                                                                                                18,111,425

Automotive Parts (1.6%)
--------------------------------------------------------------------------------------------------------------------------
          8,677,000  Aftermarket Technology Corp. sr. sub. notes
                       12s, 2004                                                                                 8,677,000
          1,500,000  Aftermarket Technology Corp. sr. sub. notes
                       Ser. D, 12s, 2004                                                                         1,500,000
          3,620,000  Dura Operating Corp. company guaranty
                       Ser. B, 9s, 2009                                                                          3,402,800
         11,310,000  Federal Mogul Corp. notes 7 1/2s, 2009                                                     10,106,616
          6,910,000  Lear Corp. sub. notes 9 1/2s, 2006                                                          6,910,000
          8,565,000  Safety Components International, Inc. sr. sub. notes
                       Ser. B, 10 1/8s, 2007                                                                     5,139,000
          1,020,000  Sanluis Corp. S.A. de C.V. sr. notes 8 7/8s,
                       2008 (Mexico)                                                                               897,600
          3,790,000  Transportation Manufacturing Operations, Inc.
                       company guaranty 11 1/4s, 2009                                                            3,865,800
                                                                                                            --------------
                                                                                                                40,498,816

Banks (2.5%)
--------------------------------------------------------------------------------------------------------------------------
         21,850,000  Advanta Corp. company guaranty Ser. B, 8.99s, 2026                                         14,421,000
          8,150,000  Advanta Corp. med. term notes Ser. B, 7s, 2001                                              7,633,779
            850,000  Advanta Corp. med. term notes Ser. D, 6.98s, 2002                                             775,260
          3,000,000  Advanta Corp. med. term notes Ser. D, 6.65s, 2000                                           2,994,030
          1,700,000  Advanta Corp. med. term notes Ser. D, 6.584s, 2000                                          1,696,515
          1,215,000  Advanta Corp. med. term notes Ser. D, 6.54s, 2000                                           1,211,817
          2,100,000  First Federal Financial Corp. notes 11 3/4s, 2004                                           2,121,000
          2,640,000  Imperial Credit Industries, Inc. sr. notes 9 7/8s, 2007                                     2,059,200
          2,015,000  North Fork Capital Trust I company guaranty
                       8.7s, 2026                                                                                1,931,901
          2,620,000  Ocwen Capital Trust I company guaranty
                       10 7/8s, 2027                                                                             1,624,400
          2,990,000  Ocwen Federal Bank FSB sub. deb. 12s, 2005                                                  2,810,600
          6,310,000  Ocwen Financial Corp. notes 11 7/8s, 2003                                                   5,820,975
          1,205,000  Peoples Heritage Capital Trust company guaranty
                       Ser. B, 9.06s, 2027                                                                       1,136,002
          2,900,000  Provident Capital Trust company guaranty 8.6s, 2026                                         2,687,662
          6,470,000  Riggs Capital Trust 144A bonds 8 5/8s, 2026                                                 5,867,708
          3,490,000  Sovereign Bancorp Inc. sr. notes 10 1/2s, 2006                                              3,520,538
          4,655,000  Sovereign Capital Trust company guaranty 9s, 2027                                           3,423,101
          2,815,000  Webster Capital Trust I 144A bonds 9.36s, 2027                                              2,644,861
                                                                                                            --------------
                                                                                                                64,380,349

Basic Industrial Products (0.1%)
--------------------------------------------------------------------------------------------------------------------------
             10,000  American Standard Companies, Inc. sr. notes
                       7 3/8s, 2008                                                                                  9,200
          7,160,000  Insilco Holding Co. 144A sr. disc. notes stepped-coupon
                       zero % (14s, 8/15/03), 2008 (STP)                                                         3,436,800
                                                                                                            --------------
                                                                                                                 3,446,000

Broadcasting (5.2%)
--------------------------------------------------------------------------------------------------------------------------
          5,430,000  Ackerly Group, Inc. sr. sub. notes Ser. B, 9s, 2009                                         5,253,525
         14,370,000  Allbritton Communications Co. sr. sub. deb. Ser. B,
                       9 3/4s, 2007                                                                             14,370,000
          9,275,520  Alabama River News bank term loan FRN
                       7.56s, 2002                                                                               7,605,926
            234,062  Australis Media, Ltd. sr. disc. notes stepped-coupon zero % (15 3/4s 5/15/00), 2003 (In default)
                       (Australia) (NON) (STP)                                                                          23
          2,709,587  Australis Media, Ltd. sr. sec. disc. notes zero %, 2000
                       (In default) (Australia) (NON)                                                              417,276
          2,935,000  Benedek Communications Corp. sr. disc. notes stepped-
                       coupon zero % (13 1/4s, 5/15/01), 2006 (STP)                                              2,626,825
          6,000,000  Benedek Broadcasting bank term loan Ser. B, FRN
                       9.41s, 2007                                                                               6,000,000
          1,610,000  Bresnan Communications, Inc. sr. notes Ser. B, 8s, 2009                                     1,618,050
         11,220,000  Capstar Broadcasting sr. disc. notes stepped-coupon
                       zero % (12 3/4s, 2/1/02), 2009 (STP)                                                      9,873,600
          1,820,000  Capstar Broadcasting sr. sub. notes 9 1/4s, 2007                                            1,856,400
          7,100,000  CD Radio, Inc. sec. notes 14 1/2s, 2009                                                     6,212,500
          3,150,000  Central European Media Enterprises Ltd. sr. notes
                       9 3/8s, 2004 (Bermuda)                                                                    1,260,000
         14,320,000  Chancellor Media Corp. company guaranty 8s, 2008                                           14,320,000
          6,120,000  Citadel Broadcasting, Inc. company guaranty
                       9 1/4s, 2008                                                                              6,120,000
          8,530,000  Fox Family Worldwide, Inc. sr. notes 9 1/4s, 2007                                           7,847,600
          2,080,000  Fox/Liberty Networks LLC sr. notes 8 7/8s, 2007                                             2,121,600
          7,260,000  Granite Broadcasting Corp. sr. sub. notes 8 7/8s, 2008                                      6,969,600
          8,000,000  Grupo Televisa S.A. sr. disc. notes stepped-coupon
                       zero % (13 1/4s, 5/15/01), 2008 (Mexico) (STP)                                            7,120,000
          7,419,000  Lenfest Communications, Inc. sr. notes 8 3/8s, 2005                                         7,666,127
          9,080,000  PHI Holdings, Inc. sr. sub. notes zero %, 2001                                              7,718,908
         10,480,000  Radio One, Inc. company guaranty Ser. B, stepped-
                       coupon zero % (12s, 5/15/00), 2004 (STP)                                                 11,030,200
          5,880,000  Spanish Broadcasting Systems sr. sub notes
                       9 5/8s, 2009                                                                              5,894,700
                                                                                                            --------------
                                                                                                               133,902,860

Building and Construction (1.8%)
--------------------------------------------------------------------------------------------------------------------------
          6,880,000  Albecca Inc. company guaranty 10 3/4s, 2008                                                 5,246,000
          4,700,000  American Architectural Products Corp. company
                       guaranty 11 3/4s, 2007                                                                    1,457,000
          8,015,000  American Standard, Inc. company guaranty
                       7 3/8s, 2005                                                                              7,514,063
          2,220,000  Atrium Companies Inc. company guaranty Ser. B,
                       10 1/2s, 2009                                                                             2,147,850
          6,310,000  Building Materials Corp. company guaranty 8s, 2008                                          5,773,650
          8,460,000  D.R. Horton, Inc. company guaranty 8s, 2009                                                 7,783,200
          7,650,000  Doskcil Manufacturing Co 144A sr. sub. notes
                       10 1/8s, 2007                                                                             2,448,000
         13,295,818  Grove Investors LLC notes 14 1/2s, 2010 (PIK)                                               1,063,665
         12,810,000  GS Superhighway Holdings sr. notes 10 1/4s, 2007                                            7,109,550
          4,130,000  NCI Building Systems Inc. sr. sub. notes Ser. B,
                       9 1/4s, 2009                                                                              3,799,600
          1,820,000  Toll Corp. company guaranty 8 1/8s, 2009                                                    1,674,400
                                                                                                            --------------
                                                                                                                46,016,978

Business Equipment and Services (1.0%)
--------------------------------------------------------------------------------------------------------------------------
          5,689,000  Pierce Leahy Corp. sr. sub. notes 11 1/8s, 2006                                             6,087,230
          1,870,000  Outsourcing Solutions, Inc. sr. sub. notes Ser. B,
                       11s, 2006                                                                                 1,851,300
          2,986,622  Outsourcing Solutions, Inc. 144A bank term loan
                       Ser. C, FRN 8.41s, 2004                                                                   2,986,622
          7,690,000  U.S. Office Products Co. company guaranty
                       9 3/4s, 2008                                                                              4,152,600
          4,242,130  U.S. Office Products Co. bank term loan Ser. B,
                       FRN 8.09s, 2006                                                                           3,181,597
          8,158,000  United Stationer Supply, Inc. sr. sub. notes
                       12 3/4s, 2005                                                                             8,790,245
                                                                                                            --------------
                                                                                                                27,049,594

Cable Television (4.4%)
--------------------------------------------------------------------------------------------------------------------------
         28,440,000  21st Century Telecom Group, Inc. sr. disc. notes stepped-
                       coupon zero % (12 1/4s, 2/15/03), 2008 (STP)                                             13,082,400
          8,070,000  Acme Television sr. disc. notes stepped-coupon zero %
                       (10 7/8s, 9/30/00), 2004 (STP)                                                            7,182,300
          6,225,000  Adelphia Communications Corp. sr. notes Ser. B,
                       9 7/8s, 2007                                                                              6,349,500
         11,400,000  Adelphia Communications Corp. sr. notes
                       7 7/8s, 2009                                                                             10,374,000
          3,442,000  Century Communications Corp. sr. notes
                       8 7/8s, 2007                                                                              3,330,135
            560,000  Century Communications Corp. sr. notes
                       8 3/4s, 2007                                                                                537,600
          5,750,000  CSC Holdings, Inc. sr. sub. deb. 10 1/2s, 2016                                              6,411,250
          2,010,000  CSC Holdings, Inc. sr. sub. deb. 9 7/8s, 2023                                               2,090,400
          6,000,000  CSC Holdings, Inc. sr. sub. notes 9 1/4s, 2005                                              6,150,000
          3,275,000  CSC Holdings, Inc. sr. notes 7 7/8s, 2007                                                   3,227,447
          5,925,000  Diamond Cable Communication Co. sr. disc. notes stepped-coupon zero % (11 3/4s, 12/15/00), 2005
                       (United Kingdom) (STP)                                                                    5,510,250
          2,075,000  Diamond Cable Communication Co. sr. disc. notes stepped-coupon zero % (10 3/4s, 2/15/02), 2007
                       (United Kingdom) (STP)                                                                    1,660,000
          2,070,000  Globo Communicacoes company guaranty
                       10 1/2s, 2006 (Brazil)                                                                    1,718,100
          1,170,000  Globo Communicacoes 144A company guaranty
                       10 1/2s, 2006 (Brazil)                                                                      971,100
          7,875,000  Lamar Media Corp. sr. sub. notes 9 1/4s, 2007                                               7,766,719
          6,890,000  Lamar Media Corp. company guaranty 8 5/8s, 2007                                             6,743,588
          3,390,000  Pegasus Media & Communications notes Ser. B,
                       12 1/2s, 2005                                                                             3,678,150
          3,050,000  RBS Participacoes S.A. 144A company guaranty
                       11s, 2007 (Brazil)                                                                        2,440,000
          1,965,000  RCN Corp. sr. disc. notes stepped-coupon zero %
                       (11 1/8s, 10/15/02), 2007 (STP)                                                           1,395,150
            940,000  Rogers Cablesystems Ltd. notes 11s, 2015 (Canada)                                           1,071,600
          6,380,000  Rogers Cablesystems Ltd. sr. notes Ser. B, 10s,
                       2005 (Canada)                                                                             6,826,600
          8,820,000  Supercanal Holdings S.A. 144A sr. notes 11 1/2s, 2005
                       (Argentina) (In default) (NON)                                                            4,542,300
          6,980,000  TeleWest Communications Plc 144A sr. disc. notes stepped-coupon zero % (9 1/4s, 4/15/04) 2009
                       (United Kingdom) (STP)                                                                    4,345,050
          3,880,000  TV Azteca Holdings S.A. de C.V. sr. notes 11s,
                       2002 (Mexico)                                                                             3,346,500
          1,950,000  TV Azteca Holdings S.A. de C.V. sr. notes 10 1/2s,
                       2007 (Mexico)                                                                             1,589,250
          1,370,000  TV Azteca Holdings S.A. de C.V. sr. notes Ser. A,
                       10 1/8s, 2004 (Mexico)                                                                    1,185,050
                                                                                                            --------------
                                                                                                               113,524,439

Cellular Communications (4.1%)
--------------------------------------------------------------------------------------------------------------------------
          2,980,000  Airgate PCS, Inc. sr. sub. notes stepped-coupon zero %
                       (13 1/2s, 10/1/04), 2009 (STP)                                                            1,586,850
         10,400,000  Call-Net Enterprises Inc. sr. disc. notes stepped-coupon
                       zero % (10.8s, 5/15/04), 2009 (Canada) (STP)                                              4,888,000
         14,590,000  Call-Net Enterprises, Inc. sr. disc. notes stepped-coupon
                       zero % (9.27s, 8/15/02), 2007 (Canada) (STP)                                              8,462,200
          3,890,000  Dobson Communications Corp. sr. notes
                       11 3/4s, 2007                                                                             4,356,800
          7,560,000  McCaw International Ltd sr. disc. notes stepped-coupon
                       zero % (13s, 4/15/02), 2007 (STP)                                                         5,027,400
         18,175,000  Millicom International Cellular S.A. sr. disc. notes stepped-
                       coupon zero % (13 1/2s, 6/1/01), 2006 (Luxembourg) (STP)                                 13,994,750
         23,140,000  NEXTEL Communications, Inc. sr. disc. notes stepped-
                       coupon zero % (12 1/8s, 4/15/03), 2008 (STP)                                             12,727,000
         12,620,000  NEXTEL Communications, Inc. sr. notes 12s, 2008                                            14,055,525
          3,600,000  NEXTEL Communications, Inc. sr. disc. notes stepped-
                       coupon zero % (9 3/4s, 10/31/02), 2007 (STP)                                              2,583,000
         31,000,000  NEXTEL Communications, Inc. 144A sr. notes
                       9 3/8s, 2009                                                                             30,767,500
          3,540,000  NEXTEL Partners, Inc. sr. disc. notes stepped-coupon
                       zero % (14s, 2/1/04), 2009 (STP)                                                          2,292,150
            255,000  Price Communications Wireless, Inc. 144A sr. notes
                       9 1/8s, 2006                                                                                258,825
          6,490,000  US Unwired Inc. sr. disc. notes stepped-coupon zero %,
                       (13 3/8s, 11/1/04), 2009 (STP)                                                            3,683,075
                                                                                                            --------------
                                                                                                               104,683,075

Chemicals (2.9%)
--------------------------------------------------------------------------------------------------------------------------
          5,745,000  Geo Specialty Chemicals 144A sr. sub. notes
                       10 1/8s, 2008                                                                             5,342,850
          4,850,000  Huntsman Corp. 144A sr. sub. notes FRN 8.87s, 2007                                          4,510,500
         13,220,000  Huntsman ICI Chemicals Inc. 144A sr. sub. notes
                       10 1/8s, 2009                                                                            13,682,700
          6,350,000  Lyondell Petrochemical Co. sr. sub. notes
                       10 7/8s, 2009                                                                             6,588,125
         19,245,000  Lyondell Petrochemical Co. sec. notes Ser. B,
                       9 7/8s, 2007                                                                             19,774,238
          5,800,000  PCI Chemicals & Pharmaceuticals company guaranty
                       9 1/4s, 2007 (India)                                                                      4,524,000
          4,465,000  Pioneer Americas Acquisition 144A sr. notes
                       9 1/4s, 2007                                                                              3,482,700
            464,066  Pioneer Americas Acquisition bank term loan FRN
                       7.86s, 2006                                                                                 357,331
          3,903,615  Pioneer Americas Acquisition bank term loan FRN
                       8.87s, 2006                                                                               3,142,410
          5,100,000  Royster-Clark Inc. 144A 1st mtge 10 1/4s, 2009                                              4,488,000
          4,740,000  Sterling Chemicals Holdings sr. disc. notes stepped-
                       coupon zero % (13 1/2s, 8/15/01), 2008 (STP)                                              1,042,800
          2,440,000  Sterling Chemicals Holdings company guaranty
                       Ser. B, 12 3/8s, 2006                                                                     2,476,600
          7,730,000  Trikem S.A. 144A bonds 10 5/8s, 2007 (Brazil)                                               5,024,500
                                                                                                            --------------
                                                                                                                74,436,754

Computer Services and Software (2.4%)
--------------------------------------------------------------------------------------------------------------------------
          3,205,000  Concentric Network Corp. sr. notes 12 3/4s, 2007                                            3,333,200
          4,780,000  Cybernet Internet Services Intl., Inc. 144A sr. notes
                       14s, 2009                                                                                 4,158,600
         18,760,000  IPC Information Systems Inc. sr. disc. notes
                       10 7/8s, 2008                                                                            13,694,800
          5,230,000  PSINet, Inc. 144A sr. notes 11 1/2s, 2008                                                   5,439,200
         10,600,000  PSINet, Inc. sr. notes 11s, 2009                                                           10,838,500
          4,470,000  Unisys Corp. sr. notes Ser. B, 12s, 2003                                                    4,771,725
         12,885,000  Unisys Corp. sr. notes 11 3/4s, 2004                                                       14,205,713
          3,690,000  Verio, Inc. 144A sr. notes 11 1/4s, 2008                                                    3,856,050
          2,300,000  Verio, Inc. sr. notes 10 3/8s, 2005                                                         2,328,750
                                                                                                            --------------
                                                                                                                62,626,538

Conglomerates (--%)
--------------------------------------------------------------------------------------------------------------------------
          1,960,000  Cia Latino Americana 144A company guaranty
                       11 5/8s, 2004 (Argentina)                                                                 1,372,000

Consumer Durable Goods (1.0%)
--------------------------------------------------------------------------------------------------------------------------
          1,887,000  Iron Age Corp. company guaranty 9 7/8s, 2008                                                1,415,250
         11,665,000  Samsonite Corp. sr. sub. notes 10 3/4s, 2008                                                9,915,250
          8,036,685  Sealy Mattress Co. 144A sr. notes 12s, 2008                                                 7,795,584
          7,860,000  Sealy Mattress Co. company guaranty Ser. B, stepped-
                       coupon zero % (10 7/8s, 12/15/02), 2007 (STP)                                             5,541,300
                                                                                                            --------------
                                                                                                                24,667,384

Consumer Services (0.6%)
--------------------------------------------------------------------------------------------------------------------------
         14,500,000  Coinmach Corp. sr. notes Ser. D, 11 3/4s, 2005                                             15,007,500
          1,900,000  Protection One, Inc. company guaranty 7 3/8s, 2005                                          1,425,000
                                                                                                            --------------
                                                                                                                16,432,500

Cosmetics (0.5%)
--------------------------------------------------------------------------------------------------------------------------
          4,220,000  French Fragrances, Inc. company guaranty Ser. D,
                       10 3/8s, 2007                                                                             3,903,500
          3,790,000  Revlon Consumer Products sr. notes 9s, 2006                                                 2,994,100
          9,437,000  Revlon Consumer Products sr. sub. notes
                       8 5/8s, 2008                                                                              5,237,535
                                                                                                            --------------
                                                                                                                12,135,135

Electric Utilities (3.4%)
--------------------------------------------------------------------------------------------------------------------------
          8,195,000  AES China Generating Co. sr. notes 10 1/8s, 2006 (China)                                    5,654,550
          5,763,000  Calpine Corp. sr. notes 7 7/8s, 2008                                                        5,446,035
         11,530,000  CMS Energy Corp. sr. notes Ser. B, 6 3/4s, 2004                                            10,942,201
          9,600,000  Midland Funding II Corp. deb. Ser. B, 13 1/4s, 2006                                        11,434,560
         33,705,000  Midland Funding II Corp. deb. Ser. A, 11 3/4s, 2005                                        36,842,598
          5,913,255  Northeast Utilities System notes Ser. A, 8.58s, 2006                                        5,936,790
          2,742,667  Northeast Utilities System notes Ser. B, 8.38s, 2005                                        2,705,065
         14,420,000  Panda Global Energy Co. company guaranty
                       12 1/2s, 2004 (China)                                                                     8,652,000
                                                                                                            --------------
                                                                                                                87,613,799

Electronics and Electrical Equipment (1.2%)
--------------------------------------------------------------------------------------------------------------------------
          5,780,000  Flextronics International Ltd. sr. sub. notes Ser. B,
                       8 3/4s, 2007                                                                              5,664,400
          4,590,000  Metromedia Fiber Network, Inc. sr. notes 10s, 2009                                          4,635,900
          7,060,000  Metromedia Fiber Network, Inc. sr. notes
                       Ser. B, 10s, 2008                                                                         7,130,600
          8,525,000  Motors and Gears, Inc. sr. notes Ser. D, 10 3/4s, 2006                                      7,928,250
          7,495,000  Viasystems, Inc. sr. notes Ser. B, 9 3/4s, 2007                                             4,347,100
          1,910,000  Viasystems, Inc. sr. sub notes 9 3/4s, 2007                                                 1,107,800
                                                                                                            --------------
                                                                                                                30,814,050

Energy-Related (0.5%)
--------------------------------------------------------------------------------------------------------------------------
          6,110,000  RAM Energy, Inc. sr. notes 11 1/2s, 2008                                                    2,688,400
          9,790,000  York Power Funding 144A notes 12s, 2007
                       (Cayman Islands)                                                                         10,083,700
                                                                                                            --------------
                                                                                                                12,772,100

Entertainment (1.4%)
--------------------------------------------------------------------------------------------------------------------------
          3,790,000  AMC Entertainment, Inc. sr. sub. notes 9 1/2s, 2009                                         3,515,225
         12,175,000  ITT Corp. notes 6 3/4s, 2005                                                               10,897,477
            400,000  Premier Parks, Inc.144A sr. disc. notes stepped-coupon
                       zero % (10s, 4/1/03), 2008 (STP)                                                            272,000
          1,940,000  Premier Parks, Inc. sr. notes 9 3/4s, 2007                                                  1,923,025
          3,500,000  Premier Parks bank term loan FRN 8.66s, 2005                                                3,521,875
          5,220,000  SFX Entertainment, Inc. company guaranty
                       9 1/8s, 2008                                                                              4,906,800
          7,690,000  SFX Entertainment, Inc. 144A company guaranty
                       Ser. B, 9 1/8s, 2008                                                                      7,247,825
          5,000,000  SFX Entertainment, Inc. bank term loan Ser. B,
                       FRN 9.56s, 2006                                                                           4,968,750
                                                                                                            --------------
                                                                                                                37,252,977

Environmental Control (1.3%)
--------------------------------------------------------------------------------------------------------------------------
         14,820,000  Allied Waste Industries, Inc. 144A sr. sub. notes
                       10s, 2009                                                                                13,541,775
          3,703,181  Allied Waste Industries, Inc. bank term loan Ser. C,
                       FRN 8.50s, 2007                                                                           3,724,845
          3,266,818  Allied Waste Industries, Inc. bank term loan Ser. B,
                       FRN 8.31s, 2006                                                                           3,252,705
         10,250,000  Allied Waste Industries, Inc. company guaranty
                       Ser. B, 7 7/8s, 2009                                                                      9,096,875
          4,690,000  Waste Management, Inc. sr. notes 7 1/8s, 2007                                               4,031,712
            275,000  Waste Management, Inc. 144A sr. notes 6 7/8s, 2009                                            227,871
                                                                                                            --------------
                                                                                                                33,875,783

Financial Services (3.2%)
--------------------------------------------------------------------------------------------------------------------------
         10,645,000  Aames Financial Corp. sr. notes 9 1/8s, 2003                                                6,786,188
          2,960,000  AMRESCO, Inc. sr. sub. notes Ser. 98-A, 9 7/8s, 2005                                        1,642,800
          4,600,000  Capital One Financial Corp. notes 7 1/8s, 2008                                              4,263,096
          5,525,000  Colonial Capital II 144A company guaranty
                       8.92s, 2027                                                                               4,996,340
          7,278,000  Conseco Financial Corp. sr. sub. notes 10 1/4s, 2002                                        7,590,954
          9,630,000  Contifinancial Corp. sr. notes 8 3/8s, 2003                                                 1,251,900
          4,770,000  Contifinancial Corp. sr. notes 8 1/8s, 2008                                                   620,100
          3,450,000  Contifinancial Corp. sr. notes 7 1/2s, 2002                                                   345,000
          3,090,000  CSBI Capital Trust I 144A company guaranty
                       11 3/4s, 2027                                                                             3,306,300
          9,345,000  Delta Financial Corp. sr. notes 9 1/2s, 2004                                                6,728,400
          8,875,000  DTI Holdings Inc. sr. disc. notes Ser. B, stepped-coupon
                       zero % (12 1/2s, 03/01/03), 2008 (STP)                                                    3,328,125
          4,565,000  Imperial Credit Capital Trust I 144A company guaranty
                       10 1/4s, 2002                                                                             3,560,700
          5,500,000  Local Financial Corp. 144A sr. notes 11s, 2004                                              5,720,000
         11,740,664  Polytama International notes 11 1/4s,
                       2007 (Indonesia)                                                                          2,113,319
          8,900,000  RBF Finance Co. company guaranty 11 3/8s, 2009                                              9,612,000
          1,090,000  RBF Finance Co. company guaranty 11s, 2006                                                  1,166,300
         10,250,000  Resource America Inc. 144A sr. notes 12s, 2004                                              8,507,500
          2,000,000  SRI Receivables Purchase 144A notes 12 1/2s, 2000                                           2,000,000
          6,670,000  Superior Financial 144A sr. notes 8.65s, 2003                                               6,486,575
          2,000,000  Vicap SA. Company guaranty 11 3/8s, 2007 (Mexico)                                           1,825,000
                                                                                                            --------------
                                                                                                                81,850,597

Food and Beverages (1.2%)
--------------------------------------------------------------------------------------------------------------------------
          2,250,000  Ameriserve Food Co. 144A sec. notes 12s, 2006                                               1,800,000
         10,405,000  Ameriserve Food Co. company guaranty
                       10 1/8s, 2007                                                                             3,329,600
          3,810,000  Doane Pet Care Co. 144A sr. sub. notes 9 3/4s, 2007                                         3,657,600
          1,000,000  Eagle Family Foods company guaranty Ser. B,
                       8 3/4s, 2008                                                                                800,000
          7,290,000  RAB Enterprises, Inc. company guaranty
                       10 1/2s, 2005                                                                             5,103,000
         10,250,000  RAB Food Holdings, Inc. sr. notes 13s, 2008                                                 4,920,000
          2,425,000  Southland Corp. deb. Ser. A, 4 1/2s, 2004                                                   1,994,563
          5,950,000  Triarc Consumer Products, Inc. 144A sr. sub. notes
                       10 3/4s, 2009                                                                             5,756,625
          4,430,000  Vlassic Foods Intl. Inc. sr. sub notes Ser. B,
                       10 1/4s, 2009                                                                             4,208,500
                                                                                                            --------------
                                                                                                                31,569,888

Gaming (3.9%)
--------------------------------------------------------------------------------------------------------------------------
          3,406,914  Ameristar Casinos Inc. company guaranty
                       Ser. B, 8s, 2004                                                                          2,998,084
          6,320,000  Argosy Gaming Co. company guaranty 10 3/4s, 2009                                            6,651,800
          6,800,000  Boyd Gaming Corp. sr. sub. notes 9 1/2s, 2007                                               6,698,000
          1,520,000  Circus Circus Enterprises, Inc. deb. 7s, 2036                                               1,329,483
          6,442,678  Colorado Gaming & Entertainment Co. sr. notes
                       12s, 2003                                                                                 6,120,544
         16,855,000  Fitzgeralds Gaming Corp. company guaranty Ser. B,
                       12 1/4s, 2004 (In default) (NON)                                                          9,101,700
          9,470,000  Hollywood Casino Corp. company guaranty
                       11 1/4s, 2007                                                                             9,754,100
          3,900,000  Hollywood Park, Inc. company guaranty Ser. B,
                       9 1/4s, 2007                                                                              3,831,750
          8,025,000  Isle of Capri Black Hawk LLC 1st mortgage
                       Ser. B, 13s, 2004                                                                         8,707,125
          2,690,000  Mohegan Tribal Gaming, Auth. sr. sub. notes
                       8 3/4s, 2009                                                                              2,649,650
          3,880,000  Mohegan Tribal Gaming, Auth. sr. notes 8 1/8s, 2006                                         3,783,000
          5,260,000  Park Place Entertainment sr. notes 8 1/2s, 2006                                             5,188,411
          3,350,000  Riviera Black Hawk 144A 1st mtge. 13s, 2005                                                 3,517,500
          5,000,000  Trump A.C. company guaranty Ser. B, 11 1/4s, 2006                                           4,000,000
         17,975,000  Trump Castle Funding 144A sub. notes 10 1/4s, 2003                                         18,201,126
          2,500,000  Trump Castle Hotel 144A sr. sub. notes 10 1/4s, 2003                                        2,531,250
          6,050,000  Trump Holdings & Funding Corp. sr. notes 15 1/2s, 2005                                      5,142,500
                                                                                                            --------------
                                                                                                               100,206,023

Health Care (1.4%)
--------------------------------------------------------------------------------------------------------------------------
          2,040,000  Columbia/HCA Healthcare Corp. deb. 8.36s, 2024                                              1,887,000
          2,770,000  Columbia/HCA Healthcare Corp. notes 7 1/4s, 2008                                            2,389,125
          2,524,400  Columbia/HCA Healthcare Corp. notes 6.91s, 2005                                             2,241,617
          2,760,000  Columbia/HCA Healthcare Corp. med term notes
                       6.63s, 2045                                                                               2,617,556
          7,430,000  Extendicare Health Services, Inc. company guaranty
                       9.35s, 2007                                                                               4,235,100
          1,930,000  HEALTHSOUTH Corp. sr. notes 7s, 2008                                                        1,600,375
          4,005,000  Integrated Health Services, Inc. sr. sub. notes Ser. A,
                       9 1/2s, 2007 (In default) (NON)                                                             360,450
          4,765,000  Integrated Health Services, Inc. sr. sub. notes Ser. A,
                       9 1/4s, 2008 (In default) (NON)                                                             428,850
             70,000  Lifepoint Hospital Holdings 144A sr. sub. notes
                       10 3/4s, 2009                                                                                72,450
            980,000  Mariner Post-Acute Network, Inc. sr. sub. notes Ser. B, stepped-coupon zero % (10 1/2s, 11/1/02), 2007
                       (In default) (NON) (STP)                                                                     19,600
         15,360,000  Mariner Post-Acute Network, Inc. sr. sub. notes
                       Ser. B, 9 1/2s, 2007 (In default) (NON)                                                     460,800
         15,935,000  Multicare Cos., Inc. sr. sub. notes 9s, 2007                                                3,983,750
          6,570,000  Paracelsus Healthcare sr. sub. notes 10s, 2006                                              3,465,675
          4,280,000  Paragon Corp. Holdings, Inc. company guaranty
                       Ser. B, 9 5/8s, 2008                                                                      1,498,000
          9,965,000  Sun Healthcare Group, Inc. sr. sub. notes Ser. B,
                       9 1/2s, 2007 (In default) (NON)                                                           1,245,625
          1,775,000  Sun Healthcare Group, Inc. 144A sr. sub. notes
                       9 3/8s, 2008 (In default) (NON)                                                             221,875
          3,263,000  Tenet Healthcare Corp. sr. notes 8s, 2005                                                   3,124,323
          2,650,000  Tenet Healthcare Corp. sr. notes Ser. B, 7 5/8s, 2008                                       2,424,750
          4,550,000  Triad Hospitals Holdings 144A sr. sub. notes 11s, 2009                                      4,709,250
                                                                                                            --------------
                                                                                                                36,986,171

Lodging (1.0%)
--------------------------------------------------------------------------------------------------------------------------
          6,300,000  Epic Resorts LLC company guaranty 13s, 2005                                                 4,851,000
          8,665,000  HMH Properties, Inc. sr. notes Ser. C, 8.45s, 2008                                          8,036,788
          7,300,000  Host Marriott L.P. sr. notes Ser. E, 8 3/8s, 2006                                           6,935,000
          2,000,000  Starwood Hotels bank term loan FRN 9.34s, 2003                                              2,000,000
          3,750,000  Strategic Hotel bank term loan FRN 9.35s, 2004                                              3,750,000
                                                                                                            --------------
                                                                                                                25,572,788

Manufacturing (0.6%)
--------------------------------------------------------------------------------------------------------------------------
          8,690,000  Blount, Inc. 144A sr. sub. notes 13s, 2009                                                  9,102,775
          5,000,000  Blount, Inc. bank term loan Ser. B, FRN 9.51s, 2006                                         5,000,000
          2,520,000  Kappa Beheer BV. 144A company guaranty
                       10 5/8s, 2009 (New Zealand)                                                               2,620,800
                                                                                                            --------------
                                                                                                                16,723,575

Medical Supplies and Devices (0.9%)
--------------------------------------------------------------------------------------------------------------------------
          8,435,000  ALARIS Medical Systems, Inc. company guaranty
                       9 3/4s, 2006                                                                              6,916,700
          1,496,250  Dade Behring bank term loan Ser. C, FRN
                       9.19s, 2006                                                                               1,496,250
          1,496,250  Dade Behring bank term loan Ser. B, FRN
                       8.94s, 2006                                                                               1,496,250
          3,825,000  Kinetic Concepts, Inc. company guaranty Ser. B,
                       9 5/8s, 2007                                                                              2,754,000
          9,915,000  Leiner Health Products sr. sub. notes 9 5/8s, 2007                                          7,436,250
          7,800,000  Mediq, Inc. deb. 13s, 2009                                                                    780,000
          5,300,000  Mediq, Inc. company guaranty 11s, 2008                                                      1,749,000
                                                                                                            --------------
                                                                                                                22,628,450

Metals and Mining (0.9%)
--------------------------------------------------------------------------------------------------------------------------
         10,944,000  Anker Coal Group, Inc. 144A sec. notes 14 1/4s, 2007 (PIK)                                  5,472,000
         11,390,000  Better Minerals & Aggregates Co. 144A sr. sub. notes
                       13s, 2009                                                                                11,247,625
          7,160,000  Lodestar Holdings, Inc. company guaranty 11 1/2s, 2005                                      3,938,000
          3,090,000  WHX Corp. sr. notes 10 1/2s, 2005                                                           2,904,600
                                                                                                            --------------
                                                                                                                23,562,225

Motion Picture Distribution (0.6%)
--------------------------------------------------------------------------------------------------------------------------
          5,750,000  Cinemark USA, Inc. sr. sub. notes Ser. D, 9 5/8s,
                       2008 (Mexico)                                                                             5,376,250
         28,512,000  Diva Systems Corp. sr. disc. notes Ser. B, stepped-
                       coupon zero % (12 5/8s, 3/1/03), 2008 (STP)                                               7,413,120
         10,070,000  United Artists Theatre sr. sub. notes Ser. B,
                       9 3/4s, 2008                                                                              2,026,588
                                                                                                            --------------
                                                                                                                14,815,958

Networking (0.1%)
--------------------------------------------------------------------------------------------------------------------------
          1,510,000  Exodus Communications, Inc. 144A sr. notes
                       11 1/4s, 2008                                                                             1,540,200

Oil and Gas (2.6%)
--------------------------------------------------------------------------------------------------------------------------
          2,240,000  Belco Oil & Gas Corp. company guaranty Ser. B,
                       10 1/2s, 2006                                                                             2,296,000
          3,510,000  Belco Oil & Gas Corp. sr. sub. notes Ser. B,
                       8 7/8s, 2007                                                                              3,299,400
          8,675,000  Benton Oil & Gas Co. sr. notes 11 5/8s, 2003                                                6,246,000
            135,000  Benton Oil & Gas Co. sr. notes 9 3/8s, 2007                                                    87,750
          2,465,000  Flores & Rucks, Inc. sr. sub. notes 9 3/4s, 2006                                            2,686,850
          9,590,000  Gulf Canada Resources, Ltd. sr. notes 8 3/8s,
                       2005 (Canada)                                                                             9,330,878
          2,610,000  Leviathan Gas Corp. company guaranty Ser. B,
                       10 3/8s, 2009                                                                             2,714,400
          4,360,000  Ocean Energy, Inc. company guaranty Ser. B,
                       8 7/8s, 2007                                                                              4,403,600
          9,665,000  Ocean Energy, Inc. company guaranty Ser. B,
                       8 3/8s, 2008                                                                              9,471,700
          6,040,000  R&B Falcon Corp. sr. notes 12 1/4s, 2006                                                    6,583,600
          3,515,000  Seagull Energy sr. sub notes 8 5/8s, 2005                                                   3,462,275
          4,735,000  Seven Seas Petroleum sr. notes Ser. B, 12 1/2s, 2005                                        1,894,000
          2,550,000  Triton Energy Ltd. sr. notes 9 1/4s, 2005                                                   2,500,020
         10,620,000  Vintage Petroleum sr. sub. notes 9 3/4s, 2009                                              10,938,600
          3,475,000  XCL Ltd. 144A company guaranty 13 1/2s, 2004
                       (In default) (NON)                                                                        1,216,250
                                                                                                            --------------
                                                                                                                67,131,323

Packaging and Containers (1.5%)
--------------------------------------------------------------------------------------------------------------------------
          7,790,000  AEP Industries, Inc. sr. sub. notes 9 7/8s, 2007                                            7,517,350
          3,000,000  Consumers International 144A sr. notes 10 1/4s, 2005                                        2,340,000
          2,860,000  Innova S De R.L. sr. notes 12 7/8s, 2007 (Mexico)                                           2,466,750
          1,405,558  Jefferson Smurft bank term loan Ser. B, FRN 9.38s, 2006                                     1,405,558
          1,620,000  Owens-Illinois, Inc. deb. 7.8s, 2018                                                        1,413,110
          6,440,000  Owens-Illinois, Inc. sr. notes 7.35s, 2008                                                  5,791,041
          5,780,000  Owens-Illinois, Inc. sr. notes 7.15s, 2005                                                  5,403,086
          4,420,000  Riverwood International Corp. company guaranty
                       10 7/8s, 2008                                                                             4,397,900
          5,115,000  Riverwood International Corp. company guaranty
                       10 5/8s, 2007                                                                             5,268,450
          2,120,000  Riverwood International Corp. company guaranty
                       10 1/4s, 2006                                                                             2,162,400
                                                                                                            --------------
                                                                                                                38,165,645

Paper and Forest Products (1.7%)
--------------------------------------------------------------------------------------------------------------------------
          9,650,000  APP Finance II Mauritius Ltd. sr. disc. notes stepped-
                       coupon zero % (12s, 2/15/04), 2049 (Indonesia) (STP)                                      5,983,000
          5,009,000  Doman Industries Ltd. company guaranty 12s,
                       2004 (Canada)                                                                             5,221,883
          6,555,000  Huntsman Packaging Corp. company guaranty
                       9 1/8s, 2007                                                                              6,227,250
          6,560,000  Pacifica Papers, Inc. sr. notes 10s, 2009 (Canada)                                          6,756,800
          9,860,000  Pindo Deli Finance Mauritius Ltd. company guaranty
                       10 3/4s, 2007 (Indonesia)                                                                 7,049,900
          4,620,000  Repap New Brunswick secd. 11 1/2s, 2004                                                     4,770,150
          5,945,000  Repap New Brunswick sr. notes 10 5/8s, 2005 (Canada)                                        5,469,400
          3,810,000  Tembec Industries, Inc. company guaranty 8 5/8s,
                       2009 (Canada)                                                                             3,848,100
                                                                                                            --------------
                                                                                                                45,326,483

Pharmaceuticals (0.3%)
--------------------------------------------------------------------------------------------------------------------------
          6,616,000  ICN Pharmaceuticals, Inc. 144A sr. notes 9 1/4s, 2005                                       6,351,360
          1,340,000  ICN Pharmaceuticals, Inc. 144A sr. notes 8 3/4s, 2008                                       1,249,550
                                                                                                            --------------
                                                                                                                 7,600,910

Photography (--%)
--------------------------------------------------------------------------------------------------------------------------
          2,650,000  PX Escrow Corp. sr. disc. notes stepped-coupon zero %
                       (9 5/8s, 2/1/02), 2006 (STP)                                                              1,272,000

Publishing (0.3%)
--------------------------------------------------------------------------------------------------------------------------
          3,830,000  Garden State Newspapers sr. sub. notes 8 5/8s, 2011                                         3,447,000
          3,752,666  Von Hoffman Press, Inc. 144A sr. sub. notes
                       13 1/2s, 2009                                                                             3,414,926
                                                                                                            --------------
                                                                                                                 6,861,926

Railroads (0.4%)
--------------------------------------------------------------------------------------------------------------------------
          1,045,000  MRS Logistica, S.A. bonds Ser. B, 10 5/8s, 2005 (Brazil)                                      825,550
         12,250,000  TFM S.A. de C.V. company guaranty stepped-coupon
                       zero % (11 3/4s, 6/15/02), 2009 (Mexico) (STP)                                            7,717,500
          1,155,000  TFM S.A. de C.V. company guaranty 10 1/4s,
                       2007 (Mexico)                                                                             1,056,825
                                                                                                            --------------
                                                                                                                 9,599,875

Restaurants (0.1%)
--------------------------------------------------------------------------------------------------------------------------
          4,800,000  FRD Acquisition Co. sr. notes Ser. B, 12 1/2s, 2004                                         3,264,000

Retail (1.2%)
--------------------------------------------------------------------------------------------------------------------------
          4,555,000  Home Interiors & Gifts, Inc. company guaranty
                       10 1/8s, 2008                                                                             3,826,200
          2,250,000  K mart Corp. med. term notes 9s, 2020                                                       2,040,773
            400,000  K mart Corp. med. term notes 8.19s, 2003                                                      391,184
            300,000  K mart Corp. med. term notes 7.2s, 2000                                                       299,592
            775,000  Kasper A.S.L. Ltd. sr. notes 12 3/4s, 2004                                                    647,125
          9,045,000  Mothers Work, Inc. sr. notes 12 5/8s, 2005                                                  9,045,000
         11,960,000  NBTY Inc. 144A sr. sub. notes 8 5/8s, 2007                                                 10,823,800
          3,445,000  North Atlantic Trading Co. company guaranty
                       Ser. B, 11s, 2004                                                                         3,238,300
                                                                                                            --------------
                                                                                                                30,311,974

Satellite Services (0.6%)
--------------------------------------------------------------------------------------------------------------------------
          2,010,952  Direct Sat 1 144A notes 8 1/4s, 2001                                                        2,010,952
          3,760,000  Echostar DBS Corp. sr. notes 9 3/8s, 2009                                                   3,778,800
          1,842,092  Echostar I 144A sr. notes 8 1/4s, 2001                                                      1,842,092
          3,945,000  Golden Sky Systems company guaranty 12 3/8s, 2006                                           4,063,350
          5,535,000  Satelites Mexicanos S.A. de C.V. 144A sr. notes
                       10 1/8s, 2004 (Mexico)                                                                    4,151,250
                                                                                                            --------------
                                                                                                                15,846,444

Semiconductors (0.3%)
--------------------------------------------------------------------------------------------------------------------------
          6,880,000  Fairchild Semiconductor Corp. sr. sub. notes 10 1/8s, 2007                                  6,880,000

Specialty Consumer Products (0.3%)
--------------------------------------------------------------------------------------------------------------------------
          9,910,000  Decora Industries, Inc. sr. sec. notes Ser. B, 11s, 2005                                    8,423,500

Steel (1.7%)
--------------------------------------------------------------------------------------------------------------------------
          7,130,000  AK Steel Corp. sr. notes 9 1/8s, 2006                                                       7,272,600
          2,730,000  Armco, Inc. sr. notes 8 7/8s, 2008                                                          2,750,475
          7,080,000  LTV Corp. sr. notes 11 3/4s, 2009                                                           7,292,400
          9,125,000  National Steel Corp. 1st mtge. Ser. D, 9 7/8s, 2009                                         9,284,688
          8,915,000  UCAR Global Enterprises sr. sub. notes Ser. B, 12s, 2005                                    9,271,600
          7,110,000  WCI Steel, Inc. sr. notes Ser. B, 10s, 2004                                                 7,234,425
            500,000  Wheeling-Pittsburgh Steel Corp. sr. notes 9 1/4s, 2007                                        460,000
                                                                                                            --------------
                                                                                                                43,566,188

Telecommunications (12.5%)
--------------------------------------------------------------------------------------------------------------------------
         13,355,000  Barak I.T.C. sr. disc. notes Ser. B, stepped-coupon
                       zero % (12 1/2s, 11/15/02), 2007 (Israel) (STP)                                           7,211,700
          7,660,000  Bestel S.A. de C.V. sr. disc. notes stepped-coupon zero %
                       (12 3/4s, 5/15/03), 2005 (Mexico) (STP)                                                   4,825,800
          5,625,000  Birch Telecommunications, Inc. sr. notes 14s, 2008                                          5,681,250
          3,850,000  CapRock Communications Corp. sr. notes Ser. B,
                       12s, 2008                                                                                 3,946,250
          7,530,000  Carrier1 Intl. S.A. sr. notes Ser. B, 13 1/4s, 2009
                       (Luxembourg)                                                                              8,019,450
         17,320,000  Charter Communications Holdings LLC sr. disc. notes
                       stepped-coupon zero % (9.92s, 4/1/04), 2011 (STP)                                        10,478,600
          8,015,000  Charter Communications Holdings LLC sr. notes
                       8 5/8s, 2009                                                                              7,574,175
          5,000,000  Charter Communications Holdings LLC term loan B,
                       7 1/2s, 2008                                                                              5,000,000
          7,705,000  Conecel Holdings 144A notes Ser. A, 14s, 2000
                       (In default) (NON)                                                                          693,450
         13,600,000  Covad Communications Group, Inc. sr. disc. notes Ser. B,
                       stepped-coupon zero % (13 1/2s, 03/15/03), 2008 (STP)                                     8,432,000
            355,000  Covad Communications Group, Inc. sr. notes
                       12 1/2s, 2009                                                                               365,650
          2,580,000  Econophone, Inc. company guaranty 13 1/2s, 2007                                             2,721,900
         17,020,000  Econophone, Inc. 144A notes stepped-coupon zero %
                       (11s, 2/15/03), 2008 (STP)                                                               11,573,600
          5,000,000  Esprit Telecom Group PLC sr. notes 11 1/2s, 2007
                       (United Kingdom)                                                                          5,025,000
         15,820,000  Firstworld Communication Corp. sr. disc. notes stepped-
                       coupon zero % (13, 4/15/03), 2008 (STP)                                                   8,542,800
         13,300,000  Focal Communications Corp. sr. disc. notes Ser. B,
                       stepped-coupon zero % (12 1/8s, 02/15/03), 2008 (STP)                                     7,980,000
          6,860,000  Global Crossing Holdings, Ltd. company guaranty
                       9 5/8s, 2008                                                                              6,860,000
          2,810,000  Globe Telecom 144A sr. notes 13s, 2009                                                      3,006,700
         18,658,000  GST Telecommunications, Inc. company guaranty
                       stepped-coupon zero % (13 7/8s, 12/15/00), 2005 (STP)                                    13,806,920
             45,000  Hyperion Telecommunications, Inc. sr. disc. notes Ser. B,
                       stepped-coupon zero % (13s, 4/15/01), 2003 (STP)                                             39,600
            210,000  Hyperion Telecommunications, Inc. sr. sub. notes
                       12s, 2007                                                                                   219,450
         10,850,000  ICG Communications, Inc. sr. disc. notes stepped-coupon
                       zero % (10s, 02/15/03), 2008 (STP)                                                        5,642,000
          5,950,000  ICG Holdings, Inc. sr. disc. notes stepped-coupon zero %
                       (13 1/2s, 9/15/00), 2005 (Canada) (STP)                                                   5,161,625
          8,395,000  ICG Services, Inc. sr. disc. notes stepped-coupon zero %
                       (9 7/8s, 5/1/03), 2008 (STP)                                                              4,197,500
          6,490,000  Interact Systems, Inc. 144A sr. disc. notes 14s, 2003                                       1,038,400
          3,160,000  Intermedia Communications, Inc. sr. notes Ser. B,
                       8.6s, 2008                                                                                2,875,600
          6,790,000  Intermedia Communications, Inc. sr. notes Ser. B,
                       8 1/2s, 2008                                                                              6,144,950
         17,590,000  International Cabletel, Inc. sr. notes Ser. B, stepped-
                       coupon zero % (11 1/2s, 2/01/01), 2006 (STP)                                             15,831,000
         23,645,000  KMC Telecom Holdings, Inc. sr. disc. notes stepped-
                       coupon zero % (12 1/2s, 2/15/03), 2008 (STP)                                             12,413,625
         14,660,000  Knology Holdings, Inc. sr. disc. notes stepped-coupon
                       zero % (11 7/8s, 10/15/02), 2007 (STP)                                                    9,089,200
          3,650,000  L-3 Communications Corp. sr. sub. notes Ser. B,
                       10 3/8s, 2007                                                                             3,759,500
          4,600,000  L-3 Communications Corp. company guaranty
                       Ser. B, 8s, 2008                                                                          4,186,000
          7,060,000  Logix Communications Enterprises sr. notes
                       12 1/4s, 2008                                                                             5,295,000
          9,390,000  Microcell Telecommunications sr. disc. notes Ser. B, stepped-coupon zero % (14s, 12/1/01), 2006
                       (Canada) (STP)                                                                            7,981,500
          1,880,000  Netia Holdings B.V. 144A company guaranty stepped-
                       coupon zero % (11 1/4s, 11/1/01), 2007 (Poland) (STP)                                     1,184,400
          3,320,000  Netia Holdings B.V. 144A company guaranty
                       10 1/4s, 2007 (Poland)                                                                    2,822,000
          4,000,000  Nextlink Communications, Inc. sr. disc. notes stepped-
                       coupon zero % (12 1/4s, 6/1/04), 2009 (STP)                                               2,420,000
          2,760,000  Nextlink Communications, Inc. 144A sr. notes
                       10 1/2s, 2009                                                                             2,794,500
          8,545,000  NorthEast Optic Network, Inc. sr. notes 12 3/4s, 2008                                       9,057,700
          6,140,000  NTL, Inc. sr. notes Ser. B, 11 1/2s, 2008                                                   6,661,900
          4,975,000  NTL, Inc. sr. notes stepped-coupon zero %
                       (9 3/4s, 4/1/03), 2008 (STP)                                                              3,395,438
          5,000,000  Omnipoint Midwest notes 8s, 2006                                                            4,850,000
          5,180,000  Orbital Imaging Corp. sr. notes Ser. D, 11 5/8s, 2005                                       3,367,000
          7,485,000  Pathnet, Inc. sr. notes 12 1/4s, 2008                                                       4,790,400
             78,000  Qwest Communications International, Inc. sr. notes
                       Ser. B, 7 1/4s, 2008                                                                         75,358
          9,590,000  Rhythms Netconnections, Inc. sr. disc. notes Ser. B,
                       stepped-coupon zero % (13 1/2s, 5/15/03), 2008 (STP)                                      4,986,800
          7,480,000  Rogers Cantel, Inc. sr. sub. notes 8.8s, 2007 (Canada)                                      7,536,100
          7,610,000  Startec Global Communications Corp. sr. notes
                       12s, 2008                                                                                 6,088,000
          4,430,000  Tele1 Europe B.V. sr. notes 13s, 2009 (Netherlands)                                         4,496,450
          4,950,000  Telehub Communications Corp. company guaranty
                       stepped-coupon zero % (13 7/8s, 7/31/02), 2005 (STP)                                        643,500
          7,490,000  Time Warner Telecom, Inc. sr. notes 9 3/4s, 2008                                            7,714,700
          5,000,000  United Pan-Europe N.V. 144A 13 3/8s, 2009
                       (Netherlands)                                                                             2,850,000
         11,560,000  United Pan-Europe N.V. 144A stepped-coupon zero %
                       (12 1/2s, 8/01/04), 2009 (Netherlands) (STP)                                              6,647,000
          5,240,000  United Pan-Europe N.V. 144A 10 7/8s, 2009
                       (Netherlands)                                                                             5,371,000
          7,945,000  Versatel Telecom B.V. sr. notes 13 1/4s, 2008
                       (Netherlands)                                                                             8,381,975
          2,230,000  Versatel Telecom B.V. sr. notes 13 1/4s, 2008
                       (Netherlands)                                                                             2,352,650
          9,605,000  WinStar Communications, Inc. sr. sub. notes stepped-
                       coupon zero % (15s, 3/1/02), 2007 (STP)                                                  11,814,150
          5,860,000  WinStar Communications. Inc. sr. sub. notes 11s, 2008                                       5,391,200
          1,510,000  WinStar Communications, Inc. sr. sub. notes 10s, 2008                                       1,343,900
                                                                                                            --------------
                                                                                                               322,656,316

Telephone Services (3.8%)
--------------------------------------------------------------------------------------------------------------------------
          4,119,000  Allegiance Telecom, Inc. sr. disc. notes Ser. B, stepped-
                       coupon zero % (11 3/4s, 2/15/03), 2008 (STP)                                              2,924,490
         18,915,000  BTI Telecom Corp. sr. notes 10 1/2s, 2007                                                  17,165,363
          4,515,000  Call-Net Enterprises Inc. sr. notes 8s, 2008 (Canada)                                       3,476,550
         21,400,000  Celcaribe S.A. sr. notes stepped-coupon zero %
                       (13 1/2s, 3/15/04), 2004 (Colombia) (STP)                                                16,050,000
          6,425,000  Facilicom International sr. notes Ser. B, 10 1/2s, 2008                                     5,654,000
          3,570,000  Flag Ltd. 144A sr. notes 8 1/4s, 2008 (Bermuda)                                             3,213,000
          3,070,000  ITC Deltacom, Inc. sr. notes 11s, 2007                                                      3,192,800
            860,000  Long Distance International, Inc. 144A sr. notes
                       12 1/4s, 2008                                                                               430,000
          4,385,000  Onepoint Communications, Inc. company guaranty
                       Ser. B, 14 1/2s, 2008                                                                     2,850,250
          6,330,000  Primus Telecommunications Group, Inc. sr. notes
                       Ser. B, 9 7/8s, 2008                                                                      5,602,050
          8,787,000  RSL Communications, Ltd. company guaranty
                       12 1/4s, 2006                                                                             8,743,065
          4,340,000  RSL Communications, Ltd. 144A company guaranty
                       10 1/2s, 2008                                                                             4,101,300
          3,150,000  RSL Communications, Ltd. company guaranty
                       9 1/8s, 2008                                                                              2,772,000
         10,175,000  Transtel S.A. pass-through certificates 12 1/2s,
                       2007 (Colombia)                                                                           5,291,000
         25,870,000  Viatel, Inc. sr. disc. notes stepped-coupon zero %
                       (12 1/2s, 4/15/03), 2008 (STP)                                                           15,780,700
                                                                                                            --------------
                                                                                                                97,246,568

Theaters (0.1%)
--------------------------------------------------------------------------------------------------------------------------
          3,000,000  Regal Cinemas, Inc. sr. sub. notes 9 1/2s, 2008                                             2,445,000

Transportation (0.7%)
--------------------------------------------------------------------------------------------------------------------------
          7,045,000  Johnstown America Industries, Inc. company guaranty
                       Ser. C, 11 3/4s, 2005                                                                     7,150,675
          4,770,000  Johnstown America Industries, Inc. sr. sub. notes
                       11 3/4s, 2005                                                                             4,841,550
          3,240,000  Kitty Hawk, Inc. company guaranty 9.95s, 2004                                               3,191,400
          6,000,000  Pegasus Shipping 144A company guaranty
                       11 7/8s, 2004                                                                             1,860,000
            825,000  Transportacion Maritima Mexicana S.A. de C.V. notes
                       9 1/4s, 2003                                                                                668,250
                                                                                                            --------------
                                                                                                                17,711,875

Wireless Communications (1.1%)
--------------------------------------------------------------------------------------------------------------------------
          1,620,000  CellNet Data Systems, Inc. notes 15s, 2000                                                  1,620,000
         28,054,000  CellNet Data Systems, Inc. sr. disc. notes stepped-coupon
                       zero % (14s, 10/1/02), 2007 (STP)                                                         3,647,020
          2,330,000  Clearnet Communications, Inc. sr. disc. notes stepped-
                       coupon zero % (14 3/4s, 12/15/00), 2005 (STP)                                             2,265,925
          7,390,000  Paging Network Do Brasil sr. notes 13 1/2s,
                       2005 (Brazil)                                                                             1,108,500
          1,650,000  Paging Network, Inc. 144A sr. sub. notes 10s, 2008                                            511,500
          6,370,000  Telecorp PCS Inc. company guaranty stepped-coupon
                       zero % (11 5/8s, 4/15/04), 2009 (STP)                                                     4,108,650
          4,890,000  Voicestream Wire Corp. sr. disc. notes stepped-coupon
                       zero % (11 7/8s, 11/15/04), 2009 (STP)                                                    2,970,675
         12,750,000  Voicestream Wire Corp. 144A sr. notes 10 3/8s, 2009                                        13,291,870
                                                                                                            --------------
                                                                                                                29,524,140
                                                                                                            --------------
                     Total Corporate Bonds and Notes
                       (cost $2,569,381,113)                                                                $2,135,364,554


PREFERRED STOCKS (8.9%) (a)
NUMBER OF SHARES                                                                                                     VALUE

Banks (1.4%)
--------------------------------------------------------------------------------------------------------------------------
            882,025  California Federal Bancorp, Inc. Ser. A, $2.281 pfd.                                   $   20,507,081
            187,205  Chevy Chase Capital Corp. Ser. A, $5.188 pfd.                                              10,109,070
             50,000  Chevy Chase Savings Bank $3.25 pfd.                                                         1,512,500
              3,050  First Republic 144A 10.50% pfd.                                                             3,019,500
                                                                                                            --------------
                                                                                                                35,148,151

Broadcasting (1.6%)
--------------------------------------------------------------------------------------------------------------------------
             10,054  Benedek Communications $11.50 pfd. (PIK)                                                    8,043,200
             47,550  Capstar Broadcasting, Inc. 144A $12.00 pfd. (PIK)                                           5,563,350
             24,031  Citadel Broadcasting Inc. 144A $13.25 cum. pfd. (PIK)                                       2,763,565
              1,702  Granite Broadcasting 144A $12.75 pfd. (PIK)                                                 1,736,040
              1,142  Paxson Communications Corp. $13.25 cum. pfd. (PIK)                                         11,534,200
             11,007  Spanish Broadcasting Systems 14.25% cum. pfd. (PIK)                                        11,832,525
                                                                                                            --------------
                                                                                                                41,472,880

Building and Construction (0.2%)
--------------------------------------------------------------------------------------------------------------------------
            150,300  Brand Scaffold Services, Inc. 144A $3.625 pfd.                                              4,208,400

Cable Television (0.2%)
--------------------------------------------------------------------------------------------------------------------------
              3,259  21st Century Telecom Group 144A 13.75%
                       cum. pfd. (PIK)                                                                           1,629,500
             42,186  CSC Holdings, Inc. Ser. M, $11.125 cum. pfd. (PIK)                                          4,577,181
                                                                                                            --------------
                                                                                                                 6,206,681

Cellular Communications (0.7%)
--------------------------------------------------------------------------------------------------------------------------
             15,966  Dobson Communications Corp. 144A
                       12.25% pfd. (PIK)                                                                        15,966,000
              2,687  NEXTEL Communications, Inc. Ser. E,
                       $11.125 pfd. (PIK)                                                                        2,713,870
                                                                                                            --------------
                                                                                                                18,679,870

Chemicals (0.2%)
--------------------------------------------------------------------------------------------------------------------------
            125,000  ZSC Specialty Chemicals Plc $16.00 pfd. (PIK)                                               3,750,000

Computer Services (0.2%)
--------------------------------------------------------------------------------------------------------------------------
              6,038  Concentric Network Corp. Ser. B, 13.50% pfd. (PIK)                                          6,068,190

Electric Utilities (0.1%)
--------------------------------------------------------------------------------------------------------------------------
             76,830  Public Service Co. of New Hampshire $2.651
                       1st mtge. pfd.                                                                            1,920,750

Food and Beverages (0.5%)
--------------------------------------------------------------------------------------------------------------------------
            260,000  Doane Products Co. $14.25 pfd.                                                             11,700,000

Health Care (0.9%)
--------------------------------------------------------------------------------------------------------------------------
             12,770  Fresenius Medical Capital Trust I Ser. D,
                       9.00% pfd. (Germany)                                                                     12,099,575
             12,340  Fresenius Medical Capital Trust II 7.875%
                       pfd. (Germany)                                                                           11,167,700
                                                                                                            --------------
                                                                                                                23,267,275

Insurance and Finance (0.1%)
--------------------------------------------------------------------------------------------------------------------------
            130,000  CGA Group Ltd. 144A Ser. A, $13.75 pfd. (PIK)                                               3,510,000

Motion Picture Distribution (0.1%)
--------------------------------------------------------------------------------------------------------------------------
            232,990  Diva Systems Corp. Ser. C, $6.00 pfd.                                                         931,960
            538,000  Diva Systems Corp. Ser. D, $6.00 pfd.                                                       2,152,000
                                                                                                            --------------
                                                                                                                 3,083,960

Oil and Gas (0.2%)
--------------------------------------------------------------------------------------------------------------------------
              5,004  R&B Falcon Corp. 13.875% pfd.                                                               5,204,160

Packaging and Containers (0.1%)
--------------------------------------------------------------------------------------------------------------------------
             31,679  Packaging Corp. of America $12.375 pfd. (PIK)                                               3,453,011

Restaurants (0.1%)
--------------------------------------------------------------------------------------------------------------------------
            134,665  AmeriKing, Inc. $3.25 pfd. (PIK)                                                            2,457,636

Telecommunications (2.3%)
--------------------------------------------------------------------------------------------------------------------------
              4,774  ICG Holdings, Inc. $14.25 pfd. (Canada) (PIK)                                               4,344,340
             11,069  ICG Holdings, Inc., 144A $14.00 pfd. (Canada) (PIK)                                         9,851,410
             15,788  Intermedia Communication Ser. B, 13.50% pfd. (PIK)                                         14,998,600
              6,124  IXC Communications, Inc. 12.50% pfd. (PIK)                                                  6,721,090
            150,728  Nextlink Communications, Inc. 144A $7.00 cum. pfd.                                          7,762,494
              3,199  Pegasus Communications Corp. Ser. A, $12.75 cum. pfd.                                       3,390,940
             14,400  WinStar Communications, Inc. 144A 14.25% cum. pfd. (PIK)                                   12,096,000
                                                                                                            --------------
                                                                                                                59,164,874
                                                                                                            --------------
                     Total Preferred Stocks (cost $244,762,459)                                             $  229,295,838


CONVERTIBLE BONDS AND NOTES (1.3%) (a)
PRINCIPAL AMOUNT                                                                                                     VALUE
--------------------------------------------------------------------------------------------------------------------------
        $13,680,000  Cybernet Internet Service 144A cv. sr. disc. notes
                       stepped-coupon zero % (13s, 8/15/04), 2009 (STP)                                     $    7,524,000
         14,500,000  Exide Corp. 144A cv. sr. sub. notes 2.9s, 2005                                              7,503,750
          3,106,000  GST Telecommunications, Inc. cv. sr. disc. notes stepped-
                       coupon zero % (13 7/8s, 12/15/00), 2005 (STP)                                             2,950,700
          3,350,000  Integrated Device Technology, Inc. cv. sub. notes
                       5 1/2s, 2002                                                                              3,404,438
         12,000,000  Micron Technology, Inc. cv. notes 6 1/2s, 2005                                              9,360,000
          4,550,000  Total Renal Care Holdings, Inc. 144A cv. notes
                       7s, 2009                                                                                  2,775,500
                                                                                                            --------------
                     Total Convertible Bonds and Notes
                       (cost $37,271,994)                                                                   $   33,518,388


UNITS (0.8%) (a)
NUMBER OF UNITS                                                                                                      VALUE
--------------------------------------------------------------------------------------------------------------------------
             19,680  Australis Media, Ltd. units stepped-coupon zero %
                       (15 3/4s, 5/15/00), 2003 (In default) (Australia) (NON) (STP)                         $       1,968
              5,620  Earthwatch 144A units 13s, 2007                                                             3,934,000
              8,490  Equinix, Inc 144A units 13s, 2007                                                           8,659,800
              6,550  Peninsula Gaming LLC 144A units 12 1/4s, 2006                                               6,451,750
              7,555  XCL Ltd. units sr. sec. notes 13 1/2s, 2004 (In default) (NON)                              2,644,250
             46,287  XCL Ltd. 144A units cv. cum. pfd. 9 1/2s, 2006 (PIK)                                           69,431
                                                                                                            --------------
                     Total Units (cost $50,971,329)                                                         $   21,761,199


COMMON STOCKS (1.1%) (a)
NUMBER OF SHARES                                                                                                     VALUE
--------------------------------------------------------------------------------------------------------------------------
              3,685  AmeriKing, Inc. (NON)                                                                  $       36,850
          1,036,363  Capstar Broadcasting Partners (NON)                                                         3,212,725
            250,000  Chesapeake Energy Corp.                                                                       750,000
             37,500  Contour Energy Co. (NON)                                                                       28,125
             75,000  French Fragrances, Inc. (NON)                                                                 548,438
             96,900  Intermedia Communications, Inc. (NON)                                                       2,701,089
             41,666  Lady Luck Gaming Corp. (NON)                                                                  416,660
              2,655  Mothers Work, Inc. (NON)                                                                       27,214
              7,830  Paging Do Brazil Holdings Co., LLC Class B (Brazil) (NON)                                          78
              1,730  Premium Holdings (L.P.) 144A (NON)                                                              6,919
            707,186  PSF Holdings LLC Class A (NON) (AFF)                                                        8,663,029
            121,400  Spanish Broadcasting System, Inc. Class B (NON)                                             2,883,250
             85,200  Specialty Foods Acquisition Corp. 144A (NON)                                                    1,704
             75,985  Viatel, Inc. (NON)                                                                          3,191,370
            110,330  WinStar Communications, Inc. (NON)                                                          5,599,256
                                                                                                            --------------
                     Total Common Stocks (cost $39,755,131)                                                 $   28,066,707


WARRANTS (1.0%) (a) (NON)                                                                       EXPIRATION
NUMBER OF WARRANTS                                                                              DATE                 VALUE
--------------------------------------------------------------------------------------------------------------------------
              2,570  21st Century Telecom Group 144A                                            2/15/10      $      25,700
                750  Airgate Pcs, Inc.                                                          10/1/09             54,375
                590  American Mobile Satellite Corp.                                            4/1/08              26,550
                256  Anker Coal Group, Inc.                                                     10/28/09                 0
              7,660  Bestel S.A. (Mexico)                                                       5/15/05            229,800
              4,500  Birch Telecommunications, Inc. 144A (PIK)                                  6/15/08            247,500
             21,300  CD Radio, Inc. 144A                                                        5/15/09          1,118,250
             35,457  Cellnet Data Systems, Inc.                                                 10/1/07            354,570
            130,000  CGA Group Ltd. 144A                                                        2/11/07              1,300
              7,530  Carrier 1 International                                                    2/19/09            150,600
             46,200  ClearNet Communications, Inc. 144A                                         9/15/05            323,400
             13,030  Club Regina, Inc. 144A                                                     12/1/04             13,030
            104,017  Consorcio Ecuatoriano 144A (Ecuador)                                       10/1/00             10,402
              4,780  Cybernet Internet Services 144A                                            7/1/09             382,400
              5,390  Diva Systems Corp.                                                         5/15/06            970,200
             85,536  Diva Systems Corp.                                                         3/1/08             684,288
             86,125  DTI Holdings, Inc.                                                         3/1/08                 861
             10,370  E. Spire Communications, Inc.                                              11/1/05            311,100
              5,100  Econophone, Inc. 144A                                                      7/1/07             484,500
              6,300  Epic Resorts LLP                                                           6/15/05                 63
              4,335  Esat Holdings, Inc. (Ireland)                                              2/1/07             303,450
             15,720  Firstworld Communication                                                   4/15/08          1,100,400
              6,250  Globalstar Telecom 144A                                                    2/15/04            500,000
             13,285  Hyperion Telecommunications 144A                                           4/15/01          2,324,875
            122,350  ICG Communications                                                         10/15/05         2,202,300
              7,160  Insilco Holding Co.                                                        8/15/08                 72
              6,490  Interact Systems, Inc.                                                     8/1/03                  65
              3,670  International Wireless Communications
                       Holdings 144A                                                            8/15/01                  4
              8,904  Isle of Capri Casinos                                                      5/3/01                 178
             30,260  KMC Telecom Holdings, Inc.                                                 4/15/08             90,780
             29,100  Knology Holdings, Inc. 144A                                                10/15/07            72,750
                860  Long Distance International, Inc. 144A                                     4/13/08              1,720
              8,310  McCaw International Ltd.                                                   4/15/07             35,318
              7,800  Mediq Inc. 144A                                                            6/1/09                  78
              3,025  Metronet Communications 144A                                               8/15/07            257,125
              3,170  MGC Communications, Inc. 144A                                              10/1/04            475,500
             77,500  Network Plus Corp.                                                         12/31/00         5,751,275
              4,385  Onepoint Communications, Inc.                                              6/1/08              43,850
              8,890  Orion Network Systems                                                      1/15/07            100,013
             33,580  Pagemart, Inc. 144A                                                        12/31/03           260,245
              7,485  Pathnet, Inc. 144A                                                         4/15/08             74,850
             12,800  Paxson Communications Corp. 144A                                           6/30/03             38,400
             89,120  Powertel, Inc.                                                             2/1/06             423,320
              4,660  R&B Falcon Corp. 144A                                                      5/1/09           1,165,000
              7,760  Startec Global Communications Corp.                                        5/15/08              7,760
              2,365  Sterling Chemicals Holdings                                                8/15/08             37,840
              4,430  Tele1 Europe B.V.                                                          5/15/09            376,550
              4,950  Telehub Communications Corp.                                               7/31/05             24,750
             23,545  UIH Australia/Pacific, Inc. 144A                                           5/15/06            706,350
             79,200  USN Communications Inc.                                                    8/15/04                792
             10,175  Versatel Telecom B.V. 144A (Netherlands)                                   5/15/08          2,950,750
              4,870  WAM!NET, Inc.                                                              3/1/05             110,793
              3,000  Wireless One, Inc.                                                         10/19/00                 3
                668  Wright Medical Technology, Inc. 144A                                       6/30/03                  7
                                                                                                            --------------
                     Total Warrants (cost $20,998,318)                                                      $   24,826,052


COLLATERALIZED MORTGAGE OBLIGATIONS (1.0%) (a)
PRINCIPAL AMOUNT                                                                                                     VALUE
--------------------------------------------------------------------------------------------------------------------------
        $ 1,200,000  Amresco Commercial Mortgage Funding I 7s, 2029                                         $      951,375
          8,700,000  Criimi Mae Commercial Mortgage Trust Ser. 1998-C1,
                       Class C, 7s, 2012                                                                         6,019,313
          2,325,000  CS First Boston Mortgage Securities Corp. Ser. 1999-C1,
                       Class F, 8.18s, 2009                                                                      2,103,398
                     Fannie Mae
          1,381,444    Ser. G93-9, Interest Only (IO), 8.00s, 2023                                                 398,158
            712,000    Ser. 1997-23, Class SJ, IO, 5.64s, 2023                                                     142,400
                     Fannie Mae Strip
            199,481    Ser. 241, Class 2, IO, 8.50, 2023                                                            55,699
          1,670,290    Ser. 252, Class 2, IO, 7.5s, 2023                                                           499,521
            864,926    Ser. 215, Class 2, IO, 7.00s, 2023                                                          249,612
          4,709,000    Ser. 304, Class 2, IO, 6.00s, 2028                                                        1,342,065
                     Freddie Mac
          1,810,000    Ser. 2033, Class SL, IO, 9.165s, 2021                                                       536,213
          2,168,000    Ser. 1849, Class DA, IO, 9.012s, 2022                                                       684,275
            826,000    Ser. 2032, Class SK, IO, 8.62s, 2024                                                        316,978
            199,000    Ser. 2183, Class SG, 6.40s, 2014                                                            158,703
          2,634,607  Government National Mortgage Association
                       Ser. 1999-27, Class SB, 7.04s, 2026                                                       1,972,662
          4,100,000  General Growth Properties Ala Moana Ser. 1999-C1,
                       Class F, 9.00s, 2004                                                                      4,083,344
          2,800,000  GS Mortgage Securities Corp. II Ser. 1999-FL2A,
                       Class G, 7.48s, 2013                                                                      2,616,250
          6,189,322  Merrill Lynch Mortgage Investors, Inc. Ser. 1996-C2,
                       IO, 1.58s, 2028                                                                             432,284
         55,977,530  Mortgage Capital Funding, Inc. Ser. 98-MC1, Class X,
                       IO, 0.493s, 2009                                                                          2,112,277
                                                                                                            --------------
                     Total Collateralized Mortgage Obligations
                       (cost $25,167,724)                                                                   $   24,674,527


CONVERTIBLE PREFERRED STOCKS (0.7%) (a)
NUMBER OF SHARES                                                                                                     VALUE
--------------------------------------------------------------------------------------------------------------------------
             25,000  Chesapeake Energy Corp. 144A $3.50 cv. cum. pfd.                                       $      703,125
            162,295  Global Telesystems, Inc. 144A $3.625 cv. pfd.                                               8,561,061
             30,800  LTV Corp. (The) 144A $4.13 cv. pfd.                                                         1,686,300
                452  Paxson Communications Corp. 144A $9.75 cv. pfd. (PIK)                                       4,825,100
             30,100  PSINet, Inc. Ser. C, $3.38 cv. pfd.                                                         1,482,425
             10,780  Verio Inc. 144A $3.375 cv. pfd.                                                               501,270
              9,155  XCL Ltd 144A Ser. A, $9.50 cv. cum. pfd. (PIK)                                                 13,732
                                                                                                            --------------
                     Total Convertible Preferred Stocks
                       (cost $18,183,423)                                                                   $   17,773,013


ASSET-BACKED SECURITIES (--%) (a) (cost $1,009,947)
PRINCIPAL AMOUNT                                                                                                     VALUE
--------------------------------------------------------------------------------------------------------------------------
        $ 1,370,000  Green Tree Financial Corp. Ser. 1997-1, Class B2,
                       7.76s, 2028                                                                          $    1,000,047


SHORT-TERM INVESTMENTS (1.0%) (a) (cost $25,000,000)
PRINCIPAL AMOUNT                                                                                                     VALUE
--------------------------------------------------------------------------------------------------------------------------
        $25,000,000  Interest in $539,313,000 joint repurchase agreement dated November 30, 1999, with S.B.C. Warburg, Inc.
                       due December 1, 1999 with respect to various U.S.
                       Treasury obligations -- maturity value of $25,003,938
                       for an effective yield of 5.67%                                                      $   25,000,000
--------------------------------------------------------------------------------------------------------------------------
                     Total Investments (cost $3,032,501,438) (b)                                            $2,541,280,325
--------------------------------------------------------------------------------------------------------------------------

  (a) Percentages indicated are based on net assets of $2,582,477,358.

  (b) The aggregate identified cost on a tax basis is $3,033,874,868, resulting in gross unrealized appreciation and depreciation of $44,471,561 and $537,066,104, respectively, or net unrealized depreciation of $492,594,543.

(NON) Non-income-producing security.

(STP) The interest rate and date shown parenthetically represent the new interest rate to be paid and the date the fund will begin receiving interest at this rate.

(PIK) Income may be received in cash or additional securities at the discretion of the issuer.

(AFF) Affiliated Companies (Note 5)

      144A after the name of a security represents those exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

      The rates shown on Floating Rate Notes (FRN) are the current interest rates shown at November 30, 1999, which are subject to change based on the terms of the security.

      The accompanying notes are an integral part of these financial statements.





Statement of assets and liabilities
November 30, 1999
Assets
-----------------------------------------------------------------------------------------------
Investments in securities, at value (identified cost $3,032,501,438) (Note 1)    $2,541,280,325
-----------------------------------------------------------------------------------------------
Cash                                                                                  3,128,269
-----------------------------------------------------------------------------------------------
Dividends, interest and other receivables                                            53,800,548
-----------------------------------------------------------------------------------------------
Receivable for shares of the fund sold                                                1,636,896
-----------------------------------------------------------------------------------------------
Receivable for securities sold                                                        8,680,502
-----------------------------------------------------------------------------------------------
Total assets                                                                      2,608,526,540

Liabilities
-----------------------------------------------------------------------------------------------
Payable for securities purchased                                                     12,197,277
-----------------------------------------------------------------------------------------------
Payable for shares of the fund repurchased                                            7,971,323
-----------------------------------------------------------------------------------------------
Payable for compensation of Manager (Note 2)                                          3,737,307
-----------------------------------------------------------------------------------------------
Payable for investor servicing and custodian fees (Note 2)                              150,994
-----------------------------------------------------------------------------------------------
Payable for compensation of  Trustees (Note 2)                                           93,883
-----------------------------------------------------------------------------------------------
Payable for administrative services (Note 2)                                              5,273
-----------------------------------------------------------------------------------------------
Payable for distribution fees (Note 2)                                                1,758,664
-----------------------------------------------------------------------------------------------
Other accrued expenses                                                                  134,461
-----------------------------------------------------------------------------------------------
Total liabilities                                                                    26,049,182
-----------------------------------------------------------------------------------------------
Net assets                                                                       $2,582,477,358

Represented by
-----------------------------------------------------------------------------------------------
Paid-in capital (Notes 1 and 4)                                                  $3,430,884,870
-----------------------------------------------------------------------------------------------
Distributions in excess of net investment income (Note 1)                            (5,227,915)
-----------------------------------------------------------------------------------------------
Accumulated net realized loss on investments and
foreign currency transactions (Note 1)                                             (352,170,265)
-----------------------------------------------------------------------------------------------
Net unrealized depreciation of investments and
assets and liabilities in foreign currencies                                       (491,009,332)
-----------------------------------------------------------------------------------------------
Total -- Representing net assets applicable to
capital shares outstanding                                                       $2,582,477,358

Computation of net asset value and offering price
-----------------------------------------------------------------------------------------------
Net asset value and redemption price per class A share
($956,094,002 divided by 123,865,024 shares)                                              $7.72
-----------------------------------------------------------------------------------------------
Offering price per class A share (100/95.25 of $7.72)*                                    $8.10
-----------------------------------------------------------------------------------------------
Net asset value and offering price per class B share
($791,036,210 divided by 102,961,301 shares)**                                            $7.68
-----------------------------------------------------------------------------------------------
Net asset value and redemption price per class M share
($826,256,956 divided by 107,173,419 shares)                                              $7.71
-----------------------------------------------------------------------------------------------
Offering price per class M share (100/96.75 of $7.71)*                                    $7.97
-----------------------------------------------------------------------------------------------
Net asset value, offering price and redemption price per class Y share
($9,090,190 divided by 1,177,604 shares)                                                  $7.72
-----------------------------------------------------------------------------------------------
  * On single retail sales of less than $50,000.  On sales of $50,000 or more and on group sales, the offering price is reduced.

 ** Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

    The accompanying notes are an integral part of these financial statements.





Statement of operations
Year ended November 30, 1999
Investment income:
-----------------------------------------------------------------------------------------------
Interest                                                                          $ 297,172,822
-----------------------------------------------------------------------------------------------
Dividends                                                                            25,046,434
-----------------------------------------------------------------------------------------------
Total investment income                                                             322,219,256

Expenses:
-----------------------------------------------------------------------------------------------
Compensation of Manager (Note 2)                                                     16,607,601
-----------------------------------------------------------------------------------------------
Investor servicing and custodian fees (Note 2)                                        2,831,449
-----------------------------------------------------------------------------------------------
Compensation of  Trustees (Note 2)                                                       71,370
-----------------------------------------------------------------------------------------------
Administrative services (Note 2)                                                         31,114
-----------------------------------------------------------------------------------------------
Distribution fees -- Class A (Note 2)                                                 2,744,692
-----------------------------------------------------------------------------------------------
Distribution fees -- Class B (Note 2)                                                 9,233,454
-----------------------------------------------------------------------------------------------
Distribution fees -- Class M (Note 2)                                                 4,552,917
-----------------------------------------------------------------------------------------------
Reports to shareholders                                                                 121,094
-----------------------------------------------------------------------------------------------
Registration fees                                                                       248,369
-----------------------------------------------------------------------------------------------
Auditing                                                                                 40,376
-----------------------------------------------------------------------------------------------
Legal                                                                                   107,726
-----------------------------------------------------------------------------------------------
Postage                                                                                 202,918
-----------------------------------------------------------------------------------------------
Other                                                                                   300,502
-----------------------------------------------------------------------------------------------
Total expenses                                                                       37,093,582
-----------------------------------------------------------------------------------------------
Expense reduction (Note 2)                                                             (357,583)
-----------------------------------------------------------------------------------------------
Net expenses                                                                         36,735,999
-----------------------------------------------------------------------------------------------
Net investment income                                                               285,483,257
-----------------------------------------------------------------------------------------------
Net realized loss on investments (Notes 1 and 3)                                   (291,795,790)
-----------------------------------------------------------------------------------------------
Net realized gain on foreign currency transactions (Note 1)                             296,864
-----------------------------------------------------------------------------------------------
Net unrealized appreciation of assets and liabilities in
foreign currencies during the period                                                    317,133
-----------------------------------------------------------------------------------------------
Net unrealized appreciation of investments during the period                         84,798,625
-----------------------------------------------------------------------------------------------
Net loss on investments                                                            (206,383,168)
-----------------------------------------------------------------------------------------------
Net increase in net assets resulting from operations                              $  79,100,089
-----------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.





Statement of changes in net assets
                                                                                      Year ended November 30
                                                                                -------------------------------
                                                                                       1999            1998
---------------------------------------------------------------------------------------------------------------

Increase (decrease) in net assets
---------------------------------------------------------------------------------------------------------------
Operations:
---------------------------------------------------------------------------------------------------------------
Net investment income                                                            $  285,483,257  $  420,671,355
---------------------------------------------------------------------------------------------------------------
Net realized gain (loss) on investments and
foreign currency transactions                                                      (291,498,926)      4,375,102
---------------------------------------------------------------------------------------------------------------
Net unrealized appreciation (depreciation)
of investments and assets and liabilities in foreign currencies                      85,115,758    (669,725,947)
---------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting
from operations                                                                      79,100,089    (244,679,490)
---------------------------------------------------------------------------------------------------------------
Distributions to shareholders:
---------------------------------------------------------------------------------------------------------------
  From net investment income
    Class A                                                                        (109,490,952)   (144,701,997)
---------------------------------------------------------------------------------------------------------------
    Class B                                                                         (85,471,441)   (113,287,380)
---------------------------------------------------------------------------------------------------------------
    Class M                                                                         (89,588,544)   (162,681,979)
---------------------------------------------------------------------------------------------------------------
    Class Y                                                                            (932,320)             --
---------------------------------------------------------------------------------------------------------------
  In excess of net investment income
    Class A                                                                          (4,295,817)       (886,697)
---------------------------------------------------------------------------------------------------------------
    Class B                                                                          (3,353,426)       (694,197)
---------------------------------------------------------------------------------------------------------------
    Class M                                                                          (3,514,957)       (996,874)
---------------------------------------------------------------------------------------------------------------
    Class Y                                                                             (36,579)             --
---------------------------------------------------------------------------------------------------------------
  Return of capital
    Class A                                                                          (3,905,040)             --
---------------------------------------------------------------------------------------------------------------
    Class B                                                                          (3,048,373)             --
---------------------------------------------------------------------------------------------------------------
    Class M                                                                          (3,195,212)             --
---------------------------------------------------------------------------------------------------------------
    Class Y                                                                             (33,252)             --
---------------------------------------------------------------------------------------------------------------
Decrease from capital share transactions (Note 4)                                  (453,139,656)   (720,018,793)
---------------------------------------------------------------------------------------------------------------
Total decrease in net assets                                                       (680,905,480) (1,387,947,407)

Net assets
---------------------------------------------------------------------------------------------------------------
Beginning of period                                                               3,263,382,838   4,651,330,245
---------------------------------------------------------------------------------------------------------------
End of year (including distributions in excess of net
investment income of $5,227,915 and
$2,530,046, respectively)                                                        $2,582,477,358  $3,263,382,838
---------------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.




Financial highlights
(For a share outstanding throughout the period)

CLASS A
------------------------------------------------------------------------------------------------------------------------------------


Per-share
operating performance                                                       Year ended November 30
------------------------------------------------------------------------------------------------------------------------------------
                                                     1999             1998             1997             1996             1995
------------------------------------------------------------------------------------------------------------------------------------
Net asset value,
beginning of period                                 $8.35            $9.96            $9.65            $9.52            $9.07
------------------------------------------------------------------------------------------------------------------------------------
Investment operations
------------------------------------------------------------------------------------------------------------------------------------
Net investment income                                 .80(c)           .95(c)           .90              .89             1.00
------------------------------------------------------------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments                           (.57)           (1.61)             .32              .14              .45
------------------------------------------------------------------------------------------------------------------------------------
Total from
investment operations                                 .23             (.66)            1.22             1.03             1.45
------------------------------------------------------------------------------------------------------------------------------------
Less distributions:
------------------------------------------------------------------------------------------------------------------------------------
From net
investment income                                    (.80)            (.94)            (.89)            (.90)           (1.00)
------------------------------------------------------------------------------------------------------------------------------------
In excess of net
investment income                                    (.03)            (.01)            (.02)              -- (d)           --
------------------------------------------------------------------------------------------------------------------------------------
Return of capital                                    (.03)              --               --               --               --
------------------------------------------------------------------------------------------------------------------------------------
Total distributions                                  (.86)            (.95)            (.91)            (.90)           (1.00)
------------------------------------------------------------------------------------------------------------------------------------
Net asset value,
end of period                                       $7.72            $8.35            $9.96            $9.65            $9.52
------------------------------------------------------------------------------------------------------------------------------------

Ratios and supplemental data
------------------------------------------------------------------------------------------------------------------------------------
Total return at
net asset value (%)(a)                               2.89            (7.39)           13.30            11.38            16.81
------------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                                   $956,094       $1,261,785       $1,436,699       $1,071,702         $870,810
------------------------------------------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(b)                             .95              .92              .97             1.09             1.12
------------------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income
to average net assets (%)                            9.99             9.81             9.17             9.24            10.35
------------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover (%)                              49.29            89.53            67.62            74.47            89.96
------------------------------------------------------------------------------------------------------------------------------------

  + Commencement of operations.

  * Not annualized.

(a) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(b) Includes amounts paid through expense offset arrangements (Note 2).

(c) Per share net investment income has been determined on the basis of the weighted average number of shares outstanding during the period.

(d) Distributions in excess of net investment income were less than $0.01 per share.




Financial highlights
(For a share outstanding throughout the period)

CLASS B
------------------------------------------------------------------------------------------------------------------------------------


Per-share
operating performance                                                         Year ended November 31
------------------------------------------------------------------------------------------------------------------------------------
                                                     1999             1998             1997             1996             1995
------------------------------------------------------------------------------------------------------------------------------------
Net asset value,
beginning of period                                 $8.32            $9.92            $9.61            $9.49            $9.05
------------------------------------------------------------------------------------------------------------------------------------
Investment operations
------------------------------------------------------------------------------------------------------------------------------------
Net investment income                                 .74(c)           .87(c)           .83              .82              .92
------------------------------------------------------------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments                           (.58)           (1.59)             .32              .13              .45
------------------------------------------------------------------------------------------------------------------------------------
Total from
investment operations                                 .16             (.72)            1.15              .95             1.37
------------------------------------------------------------------------------------------------------------------------------------
Less distributions:
------------------------------------------------------------------------------------------------------------------------------------
From net
investment income                                    (.74)            (.87)            (.82)            (.83)            (.93)
------------------------------------------------------------------------------------------------------------------------------------
In excess of net
investment income                                    (.03)            (.01)            (.02)              -- (d)           --
------------------------------------------------------------------------------------------------------------------------------------
Return of capital                                    (.03)              --               --               --               --
------------------------------------------------------------------------------------------------------------------------------------
Total distributions                                  (.80)            (.88)            (.84)            (.83)            (.93)
------------------------------------------------------------------------------------------------------------------------------------
Net asset value,
end of period                                       $7.68            $8.32            $9.92            $9.61            $9.49
------------------------------------------------------------------------------------------------------------------------------------

Ratios and supplemental data
------------------------------------------------------------------------------------------------------------------------------------
Total return at
net asset value (%)(a)                               1.98            (7.99)           12.52            10.52            15.94
------------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                                   $791,036       $1,052,251       $1,143,329         $623,097         $287,877
------------------------------------------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(b)                            1.70             1.67             1.72             1.84             1.85
------------------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income
to average net assets (%)                            9.24             9.06             8.41             8.50             9.61
------------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover (%)                              49.29            89.53            67.62            74.47            89.96
------------------------------------------------------------------------------------------------------------------------------------

  + Commencement of operations.

  * Not annualized.

(a) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(b) Includes amounts paid through expense offset arrangements (Note 2).

(c) Per share net investment income has been determined on the basis of the weighted average number of shares outstanding during the period.

(d) Distributions in excess of net investment income were less than $0.01 per share.




Financial highlights
(For a share outstanding throughout the period)

CLASS M
------------------------------------------------------------------------------------------------------------------------------------

                                                                                                                     For the year
Per-share                                                                                                            Dec. 1, 1994+
operating performance                                                 Year ended November 30                          to Nov. 30
------------------------------------------------------------------------------------------------------------------------------------
                                                     1999             1998             1997             1996             1995
------------------------------------------------------------------------------------------------------------------------------------
Net asset value,
beginning of period                                 $8.34            $9.95            $9.64            $9.51            $9.05
------------------------------------------------------------------------------------------------------------------------------------
Investment operations
------------------------------------------------------------------------------------------------------------------------------------
Net investment income                                 .79(c)           .92(c)           .87              .87              .99
------------------------------------------------------------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments                           (.57)           (1.61)             .33              .14              .45
------------------------------------------------------------------------------------------------------------------------------------
Total from
investment operations                                 .22             (.69)            1.20             1.01             1.44
------------------------------------------------------------------------------------------------------------------------------------
Less distributions:
------------------------------------------------------------------------------------------------------------------------------------
From net
investment income                                    (.79)            (.91)            (.87)            (.88)            (.98)
------------------------------------------------------------------------------------------------------------------------------------
In excess of net
investment income                                    (.03)            (.01)            (.02)              -- (d)           --
------------------------------------------------------------------------------------------------------------------------------------
Return of capital                                    (.03)              --               --               --               --
------------------------------------------------------------------------------------------------------------------------------------
Total distributions                                  (.85)            (.92)            (.89)            (.88)            (.98)
------------------------------------------------------------------------------------------------------------------------------------
Net asset value,
end of period                                       $7.71            $8.34            $9.95            $9.64            $9.51
------------------------------------------------------------------------------------------------------------------------------------

Ratios and supplemental data
------------------------------------------------------------------------------------------------------------------------------------
Total return at
net asset value (%)(a)                               2.66            (7.64)           13.05            11.15            16.72
------------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                                   $826,257         $949,346       $2,071,302         $464,506          $20,077
------------------------------------------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(b)                            1.20             1.17             1.22             1.36             1.35
------------------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income
to average net assets (%)                            9.72             9.56             8.93             8.86            10.06
------------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover (%)                              49.29            89.53            67.62            74.47            89.96
------------------------------------------------------------------------------------------------------------------------------------

  + Commencement of operations.

  * Not annualized.

(a) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(b) Includes amounts paid through expense offset arrangements (Note 2).

(c) Per share net investment income has been determined on the basis of the weighted average number of shares outstanding during the period.

(d) Distributions in excess of net investment income were less than $0.01 per share.




Financial highlights
(For a share outstanding throughout the period)

CLASS Y
------------------------------------------------------------------------------------------------------------------------------------

                                                                                                                   For the period
Per-share                                                                                                          Dec. 31, 1998+
operating performance                                                                                                to Nov. 30
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                         1999
------------------------------------------------------------------------------------------------------------------------------------
Net asset value,
beginning of period                                                                                                     $8.19
------------------------------------------------------------------------------------------------------------------------------------
Investment operations
------------------------------------------------------------------------------------------------------------------------------------
Net investment income                                                                                                     .74(c)
------------------------------------------------------------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments                                                                                               (.41)
------------------------------------------------------------------------------------------------------------------------------------
Total from
investment operations                                                                                                     .33
------------------------------------------------------------------------------------------------------------------------------------
Less distributions:
------------------------------------------------------------------------------------------------------------------------------------
From net
investment income                                                                                                        (.74)
------------------------------------------------------------------------------------------------------------------------------------
In excess of net
investment income                                                                                                        (.03)
------------------------------------------------------------------------------------------------------------------------------------
Return of capital                                                                                                        (.03)
------------------------------------------------------------------------------------------------------------------------------------
Total distributions                                                                                                      (.80)
------------------------------------------------------------------------------------------------------------------------------------
Net asset value,
end of period                                                                                                           $7.72
------------------------------------------------------------------------------------------------------------------------------------

Ratios and supplemental data
------------------------------------------------------------------------------------------------------------------------------------
Total return at
net asset value (%)(a)                                                                                                   4.15*
------------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                                                                                                         $9,090
------------------------------------------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(b)                                                                                                 .64*
------------------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income
to average net assets (%)                                                                                                9.54*
------------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover (%)                                                                                                  49.29
------------------------------------------------------------------------------------------------------------------------------------

  + Commencement of operations.

  * Not annualized.

(a) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(b) Includes amounts paid through expense offset arrangements (Note 2).

(c) Per share net investment income has been determined on the basis of the weighted average number of shares outstanding during the period.

(d) Distributions in excess of net investment income were less than $0.01 per share.



Notes to financial statements
November 30, 1999

Note 1
Significant accounting policies

Putnam High Yield Advantage Fund (the "fund") is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The fund seeks high current income primarily through a diversified portfolio of high-yielding, lower-rated corporate bonds. Capital growth is a secondary objective when consistent with the objective of high current income.

The fund offers class A, class B, class M and class Y shares. The fund began offering class Y shares on December 31, 1998. Class A shares are sold with a maximum front-end sales charge of 4.75%. Class B shares, which convert to class A shares after approximately eight years, do not pay a front-end sales charge but pay a higher ongoing distribution fee than class A shares, and are subject to a contingent deferred sales charge, if those shares are redeemed within six years of purchase. Class M shares are sold with a maximum front end sales charge of 3.25% and pay an ongoing distribution fee that is higher than class A shares but lower than class B shares. Class Y shares, which are sold at net asset value, are generally subject to the same expenses as class A, class B and class M shares, but do not bear a distribution fee. Class Y shares are sold to defined contribution plans that invest at least $150 million in a combination of Putnam funds and other accounts managed by affiliates of Putnam Investment Management, Inc. ("Putnam Management"), the fund's manager, a wholly-owned subsidiary of Putnam Investments, Inc.

Expenses of the fund are borne pro-rata by the holders of each class of shares, except that each class bears expenses unique to that class (including the distribution fees applicable to such class). Each class votes as a class only with respect to its own distribution plan or other matters on which a class vote is required by law or determined by the Trustees. Shares of each class would receive their pro-rata share of the net assets of the fund, if that fund were liquidated. In addition, the Trustees declare separate dividends on each class of shares.

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with generally accepted accounting principles and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

A) Security valuation Investments for which market quotations are readily available are stated at market value, which is determined using the last reported sales price on its principal exchange, or if no sales are reported -- as in the case of some securities traded over-the-counter -- the last reported bid price. Securities quoted in foreign currencies are translated into U.S. dollars at the current exchange rate. Short-term investments having remaining maturities of 60 days or less are stated at amortized cost, which approximates market value. Other investments, including restricted securities, are stated at fair value following procedures approved by the Trustees. Market quotations are not considered to be readily available for certain debt obligations; such investments are stated at fair value on the basis of valuations furnished by a pricing service or dealers, approved by the Trustees, which determine valuations for normal institutional-size trading units of such securities using methods based on market transactions for comparable securities and variable relationships between securities that are generally recognized by institutional traders.

B) Joint trading account Pursuant to an exemptive order issued by the Securities and Exchange Commission, the fund may transfer uninvested cash balances into a joint trading account along with the cash of other registered investment companies and certain other accounts managed by Putnam Management. These balances may be invested in one or more repurchase agreements and/or short-term money market instruments.

C) Repurchase agreements The fund, or any joint trading account, through its custodian, receives delivery of the underlying securities, the market value of which at the time of purchase is required to be in an amount at least equal to the resale price, including accrued interest. Collateral for certain tri-party repurchase agreements is held at the counterparty's custodian in a segregated account for the benefit of the fund and the counterparty. Putnam Management is responsible for determining that the value of these underlying securities is at all times at least equal to the resale price, including accrued interest.

D) Security transactions and related investment income Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Gains or losses on securities sold are determined on the identified cost basis.

Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date except that certain dividends from foreign securities are recorded as soon as the fund is informed of the ex-dividend date. Discounts on zero coupon bonds, original issue discount bonds, stepped-coupon bonds and payment in kind bonds are accreted according to the yield-to-maturity basis. Any premium resulting from the purchase of stepped-coupon securities is amortized on a yield-to-maturity basis.

E) Foreign currency translation The accounting records of the fund are maintained in U.S. dollars. The market value of foreign securities, currency holdings, and other assets and liabilities are recorded in the books and records of the fund after translation to U.S. dollars based on the exchange rates on that day. The cost of each security is determined using historical exchange rates. Income and withholding taxes are translated at prevailing exchange rates when accrued or incurred. The fund does not isolate that portion of realized or unrealized gains or losses resulting from changes in the foreign exchange rate on investments from fluctuations arising from changes in the market prices of the securities. Such gains and losses are included with the net realized and unrealized gain or loss on investments. Net realized gains and losses on foreign currency transactions represent net realized exchange gains or losses on closed forward currency contracts, disposition of foreign currencies and the difference between the amount of investment income and foreign withholding taxes recorded on the fund's books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized appreciation and depreciation of assets and liabilities in foreign currencies arise from changes in the value of open forward currency contracts and assets and liabilities other than investments at the period end, resulting from changes in the exchange rate. Investments in foreign securities involve certain risks, including those related to economic instability, unfavorable political developments, and currency fluctuations, not present with domestic investments.

F) Forward currency contracts The fund may engage in forward currency contracts, which are agreements between two parties to buy and sell currencies at a set price on a future date, to protect against a decline in value relative to the U.S. dollar of the currencies in which its portfolio securities are denominated or quoted (or an increase in the value of a currency in which securities a fund intends to buy are denominated, when a fund holds cash reserves and short-term investments). The U.S. dollar value of forward currency contracts is determined using current forward currency exchange rates supplied by a quotation service. The market value of the contract will fluctuate with changes in currency exchange rates. The contract is "marked to market" daily and the change in market value is recorded as an unrealized gain or loss. When the contract is closed, the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. The fund could be exposed to risk if the value of the currency changes unfavorably, if the counterparties to the contracts are unable to meet the terms of their contracts or if the fund is unable to enter into a closing position.

G) Line of credit The fund has entered into a committed line of credit with certain banks. This line of credit agreement includes restrictions that the fund maintain an asset coverage ratio of at least 300% and borrowings must not exceed prospectus limitations. For the year ended November 30, 1999, the fund had no borrowings against the line of credit.

H) Federal taxes It is the policy of the fund to distribute all of its taxable income within the prescribed time and otherwise comply with the provisions of the Internal Revenue Code applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Internal Revenue Code of 1986, as amended. Therefore, no provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains.

At November 30, 1999, the fund had a capital loss carryover of approximately $350,805,000 available to offset future capital gains, if any. The amount of the carryover and the expiration dates are:

Loss Carryover                            Expiration
--------------                            ----------------
  $ 16,967,000                            October 31, 2002
    34,077,000                            October 31, 2003
   299,761,000                            October 31, 2007

I) Distributions to shareholders Distributions to shareholders from net investment income are recorded by the fund on the ex-dividend date. Capital gain distributions, if any, are recorded on the ex-dividend date and paid at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences include temporary and permanent differences of losses on wash sale transactions, foreign currency gains and losses, the expiration of a capital loss carryover, defaulted bond interest, paydown gains and losses on mortgage-backed securities and interest on payment-in-kind securities. Reclassifications are made to the fund's capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations. For the year ended November 30, 1999, the fund reclassified $8,502,910 to decrease distributions in excess of net investment income and $3,131,012 to decrease paid-in-capital, with an increase to accumulated net realized losses of $5,371,898. The calculation of net investment income per share in the financial highlights table excludes these adjustments.

Note 2
Management fee, administrative
services and other transactions

Compensation of Putnam Management, for management and investment advisory services is paid quarterly based on the average net assets of the fund. Such fee is based on the following annual rates: 0.70% of the first $500 million of average net assets, 0.60% of the next $500 million, 0.55% of the next $500 million, 0.50% of the next $5 billion, 0.475% of the next $5 billion, 0.455% of the next $5 billion, 0.44% of the next $5 billion, and 0.43% thereafter.

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund's assets are provided by Putnam Fiduciary Trust Company (PFTC), a subsidiary of Putnam Investments, Inc. Investor servicing agent functions are provided by Putnam Investor Services, a division of PFTC.

For the year ended November 30, 1999, fund expenses were reduced by $357,583 under expense offset arrangements with PFTC and brokerage service arrangements. Investor servicing and custodian fees reported in the Statement of operations exclude these credits. The fund could have invested a portion of the assets utilized in connection with the expense offset arrangements in an income producing asset if it had not entered into such arrangements.

Each Trustee of the fund receives an annual Trustee fee, of which $2,796 has been allocated to the fund, and an additional fee for each Trustee's meeting attended. Trustees receive additional fees for attendance at certain committee meetings.

The fund has adopted a Trustee Fee Deferral Plan (the "Deferral Plan") which allows the Trustees to defer the receipt of all or a portion of Trustees Fees payable on or after July 1, 1995. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the "Pension Plan") covering all Trustees of the fund who have served as a Trustee for at least five years. Benefits under the Pension Plan are equal to 50% of the Trustee's average total retainer and meeting fees for the three years preceding retirement. Pension expense for the fund is included in Compensation of Trustees in the Statement of operations. Accrued pension liability is included in Payable for compensation of Trustees in the Statement of assets and liabilities.

The fund has adopted distribution plans (the "Plans") with respect to its class A, class B and class M shares pursuant to Rule 12b-1 under the Investment Company Act of 1940. The purpose of the Plans is to compensate Putnam Mutual Funds Corp., a wholly-owned subsidiary of Putnam Investments Inc., for services provided and expenses incurred by it in distributing shares of the fund. The Plans provide for payments by the fund to Putnam Mutual Funds Corp. at an annual rate up to 0.35%, 1.00% and 1.00% of the average net assets attributable to class A, class B and class M shares, respectively. The Trustees have approved payment by the fund to an annual rate of 0.25%, 1.00% and 0.50% of the average net assets attributable to class A, class B and class M shares, respectively.

For the year ended November 30, 1999, Putnam Mutual Funds Corp., acting as underwriter received net commissions of $104,568 and $2,746 from the sale of class A and class M shares, respectively, and $2,661,679 in contingent deferred sales charges from redemptions of class B shares. A deferred sales charge of up to 1% is assessed on certain redemptions of class A shares. For the year ended November 30, 1999, Putnam Mutual Funds Corp., acting as underwriter received $25,014 on class A redemptions.

Note 3
Purchases and sales of securities

During the year ended November 30, 1999, cost of purchases and proceeds from sales of investment securities other than short-term investments aggregated $1,403,874,286 and $1,876,383,553, respectively. There were no purchases and sales of U.S. government obligations.

Note 4
Capital shares

At November 30, 1999, there was an unlimited number of shares of beneficial interest authorized. Transactions in capital shares were as follows:


                                                 Year ended November 30, 1999
-----------------------------------------------------------------------------
Class A                                             Shares             Amount
-----------------------------------------------------------------------------
Shares sold                                     25,735,965      $ 208,715,865
-----------------------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                                    7,859,940         63,288,271
-----------------------------------------------------------------------------
                                                33,595,905        272,004,136

Shares
repurchased                                    (60,798,260)      (493,378,553)
-----------------------------------------------------------------------------
Net decrease                                   (27,202,355)     $(221,374,417)
-----------------------------------------------------------------------------

                                                 Year ended November 30, 1998
-----------------------------------------------------------------------------
Class A                                             Shares             Amount
-----------------------------------------------------------------------------
Shares sold                                     50,620,751       $484,922,630
-----------------------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                                    8,389,457         79,501,117
-----------------------------------------------------------------------------
                                                59,010,208        564,423,747

Shares
repurchased                                    (52,204,650)      (495,189,794)
-----------------------------------------------------------------------------
Net increase                                     6,805,558       $ 69,233,953
-----------------------------------------------------------------------------

                                                 Year ended November 30, 1999
-----------------------------------------------------------------------------
Class B                                             Shares             Amount
-----------------------------------------------------------------------------
Shares sold                                     10,457,839      $  83,919,735
-----------------------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                                    5,429,714         43,548,224
-----------------------------------------------------------------------------
                                                15,887,553        127,467,959

Shares
repurchased                                    (39,472,505)      (317,424,032)
-----------------------------------------------------------------------------
Net decrease                                   (23,584,952)     $(189,956,073)
-----------------------------------------------------------------------------

                                                 Year ended November 30, 1998
-----------------------------------------------------------------------------
Class B                                             Shares             Amount
-----------------------------------------------------------------------------
Shares sold                                     39,651,789       $385,510,919
-----------------------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                                    5,889,362         55,596,820
-----------------------------------------------------------------------------
                                                45,541,151        441,107,739

Shares
repurchased                                    (34,270,855)      (322,108,428)
-----------------------------------------------------------------------------
Net increase                                    11,270,296       $118,999,311
-----------------------------------------------------------------------------

                                                 Year ended November 30, 1999
-----------------------------------------------------------------------------
Class M                                             Shares             Amount
-----------------------------------------------------------------------------
Shares sold                                     31,038,892      $ 251,622,244
-----------------------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                                      478,146          3,844,452
-----------------------------------------------------------------------------
                                                31,517,038        255,466,696

Shares
repurchased                                    (38,117,136)      (306,995,757)
-----------------------------------------------------------------------------
Net decrease                                    (6,600,098)     $ (51,529,061)
-----------------------------------------------------------------------------

                                                 Year ended November 30, 1998
-----------------------------------------------------------------------------
Class M                                             Shares             Amount
-----------------------------------------------------------------------------
Shares sold                                     41,793,143     $  407,149,278
-----------------------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                                      538,429          5,110,109
-----------------------------------------------------------------------------
                                                42,331,572        412,259,387

Shares
repurchased                                   (136,787,356)    (1,320,511,444)
-----------------------------------------------------------------------------
Net decrease                                   (94,455,784)    $ (908,252,057)
-----------------------------------------------------------------------------

                                                       From December 31, 1998
                                                 (commencement of operations)
                                                         to November 30, 1999
-----------------------------------------------------------------------------
Class Y                                             Shares             Amount
-----------------------------------------------------------------------------
Shares sold                                      1,523,699        $12,480,571
-----------------------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                                      122,701          1,002,151
-----------------------------------------------------------------------------
                                                 1,646,400         13,482,722

Shares
repurchased                                       (468,796)        (3,762,827)
-----------------------------------------------------------------------------
Net increase                                     1,177,604        $ 9,719,895
-----------------------------------------------------------------------------

Note 5
Transactions with Affiliated Issuers

Transactions during the year with companies in which the fund owned at least 5% of the voting securities were as follows:


                                                  Purchase              Sales           Dividend             Market
Affiliates                                            cost               cost            Income               Value
-------------------------------------------------------------------------------------------------------------------
PSF Holdings LLC Class A                               $--                 $--             $--           $8,663,029




Note 6
Change in Independent
Accountants (unaudited)

Based on the recommendation of the Audit Committee of the fund, the Board of Trustees has determined not to retain PricewaterhouseCoopers LLP as this fund's independent accountant and voted to appoint KPMG LLP for the fund's fiscal year ended November 30, 1999. During the two previous fiscal years, PricewaterhouseCoopers LLP audit reports contained no adverse opinion or disclaimer of opinion; nor were its reports qualified or modified as to uncertainty, audit scope, or accounting principle. Further, in connection with its audits for the two previous fiscal years and through July 14, 1999, there were no disagreements between the fund and PricewaterhouseCoopers LLP on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which if not resolved to the satisfaction of PricewaterhouseCoopers LLP would have caused it to make reference to the disagreements in its report on the financial statements for such years.


Federal tax information
(Unaudited)

For the year ended November 30, 1999, a portion of the Fund's distribution represents a return of capital and is therefore not taxable to shareholders.

The fund has designated 8.6% of the distributions from net investment income as qualifying for the dividends received deduction for corporations.

The Form 1099 you receive in January 2000 will show the tax status of all distributions paid to your account in calendar 1999.


Our commitment to quality service

* CHOOSE AWARD-WINNING SERVICE

  Putnam Investments has won the DALBAR Service Award 8 times in the past 9 years. In 1997 and 1998, Putnam was the only company to win all three DALBAR awards: for service to investors, to financial advisors, and to variable annuity contract holders.*

* HELP YOUR INVESTMENTS GROW

  Set up a systematic program for investing with as little as $25 a month from a Putnam money market fund or from your checking or savings account.+

* SWITCH FUNDS EASILY

  Within the same class of shares, you can move money from one account to another without a service charge. (This privilege is subject to change or termination.)

* ACCESS YOUR MONEY QUICKLY

  You can get checks sent regularly or redeem shares any business day at the then-current net asset value, which may be more or less than the original cost of the shares.

  For details about any of these or other services, contact your financial advisor or call the toll-free number shown below and speak with a helpful Putnam representative. To learn more about Putnam, visit our Web site.

  www.putnaminv.com

  To make an additional investment in this or any other Putnam fund, contact your financial advisor or call our toll-free number.

  1-800-225-1581

* DALBAR, Inc., an independent research firm, presents the awards to financial services firms that provide consistently excellent service.

+ Regular investing, of course, does not guarantee a profit or protect against a loss in a declining market.



Welcome to www.putnaminv.com

Now you can use your PC to get up-to-date information about your funds, learn more about investing and retirement planning, and access market news and economic outlooks from Putnam.

VISIT PUTNAM'S SITE ON THE WORLD WIDE WEB FOR:

* the benefits of investing with Putnam

* Putnam's money management philosophy

* complete fund information, daily pricing and long-term performance

* your current account value, portfolio value and transaction history

* the latest on new funds and other Putnam news

You can also read Putnam economist Dr. Robert Goodman's commentary and Putnam's Capital Markets outlook, search for a particular fund by name or objective, use our glossary to decode investment terms . . . and much more.

The site can be accessed through any of the major online services (America Online, CompuServe, Prodigy) that offer web access. Of course, you can also access it via Netscape or Microsoft Internet Explorer, using an independent Internet service provider.

New features will be added to the site regularly. So be sure to bookmark us at http://www.putnaminv.com


Fund information

WEB SITE

www.putnaminv.com

INVESTMENT MANAGER

Putnam Investment Management, Inc.
One Post Office Square
Boston, MA 02109

MARKETING SERVICES

Putnam Mutual Funds Corp.
One Post Office Square
Boston, MA 02109

CUSTODIAN

Putnam Fiduciary Trust Company

LEGAL COUNSEL

Ropes & Gray

INDEPENDENT ACCOUNTANTS

KPMG LLP

TRUSTEES

George Putnam, Chairman
William F. Pounds, Vice Chairman
John A. Hill, Vice Chairman
Jameson Adkins Baxter
Hans H. Estin
Ronald J. Jackson
Paul L. Joskow
Elizabeth T. Kennan
Lawrence J. Lasser
John H. Mullin III
Robert E. Patterson
George Putnam, III
A.J.C. Smith
W. Thomas Stephens
W. Nicholas Thorndike

OFFICERS

George Putnam
President

Charles E. Porter
Executive Vice President

Patricia C. Flaherty
Senior Vice President

John D. Hughes
Senior Vice President and Treasurer

Lawrence J. Lasser
Vice President

Gordon H. Silver
Vice President

Ian C. Ferguson
Vice President

Brett C. Browchuk
Vice President

Stephen Oristaglio
Vice President

Edward H. D'Alelio
Vice President

Robert M. Paine
Vice President and Fund Manager

Jeffrey Kaufman
Vice President and Fund Manager

Richard A. Monaghan
Vice President

John R. Verani
Vice President

This report is for the information of shareholders of Putnam High Yield Advantage Fund. It may also be used as sales literature when preceded or accompanied by the current prospectus, which gives details of sales charges, investment objectives, and operating policies of the fund, and the most recent copy of Putnam's Quarterly Performance Summary. For more information or to request a prospectus, call toll free: 1-800-225-1581.

You can also learn more at Putnam Investments' Web site: www.putnaminv.com.

Shares of mutual funds are not deposits or obligations of, or guaranteed or endorsed by, any financial institution; are not insured by the Federal Deposit Insurance Corporation (FDIC), the Federal Reserve Board, or any other agency; and involve risk, including the possible loss of the principal amount invested.


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PUTNAM INVESTMENTS

The Putnam Funds
One Post Office Square
Boston, Massachusetts 02109

---------------------
BULK RATE
U.S. POSTAGE PAID
PUTNAM
INVESTMENTS
---------------------

For account balances, economic forecasts, and the latest on Putnam funds, visit www.putnaminv.com



57704 AN032  060/327/702 1/00


PUTNAM INVESTMENTS                                  [SCALE LOGO OMITTED]
------------------------------------------------------------------------
Putnam High Yield Advantage Fund
Supplement to Annual Report dated 11/30/99

The following information has been prepared to provide class Y shareholders with a performance overview specific to their holdings. Class Y shares are offered exclusively to defined contribution plans investing $150 million or more in one or more of Putnam's funds or private accounts. Performance of class Y shares, which incur neither a front-end load, distribution fee, nor contingent deferred sales charge, will differ from performance of class A, B, and M shares, which are discussed more extensively in the annual report.

ANNUAL RESULTS AT A GLANCE
------------------------------------------------------------------------
Total return
for periods ended 11/30/99                                NAV

1 year                                                    3.11%
5 years                                                  40.77
Annual average                                            7.08
10 years                                                151.93
Annual average                                            9.68
Life of fund (since class A inception, 3/25/86)         212.25
Annual average                                            8.68

Share value:                                              NAV

12/31/98*                                                $8.19
11/30/99                                                  7.72
------------------------------------------------------------------------
Distributions:      No.       Income       Capital gains      Total
                    11       $0.8040             --          $0.8040
------------------------------------------------------------------------

Please note that past performance does not indicate future results. Returns shown for class Y shares for periods prior to their inception are derived from the historical performance of class A shares, adjusted to reflect the initial sales charge currently applicable to class A shares. These returns have not been adjusted to reflect differences in operating expenses which, for class Y shares, are lower than the operating expenses applicable to class A shares. All returns assume reinvestment of distributions at net asset value. Performance data reflects an expense limitation previously in effect. Without the expense limitation, total returns would have been lower. Investment return and principal value will fluctuate so your shares, when redeemed, may be worth more or less than their original cost. See full report for information on comparative benchmarks. If you have questions, please consult your fund prospectus or call Putnam toll free at 1-800-752-9894.

* Class Y share inception date.